Posting Supplement No. 228 dated May 28, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 392172

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
392172	$8,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 392172. Member loan 392172 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Fedex	Debt-to-income ratio:	7.98%
Length of employment:	1 year	Location:	Kansas City, KS

Home town:	Kansas City
Current & past employers:	Fedex, UPS
Education:	Fortt Scott Community College/Park University

This borrower member posted the following loan description, which has not been verified:

Antonio's Tacos has been a goal of mine for about five years now. I have just been waiting for this one specific place to open, and it finally has. One of the main reasons this location is so great is because there is only one other restaurant within a mile of this place, so competition should not be too much of an issue. Another reason is, it's right next to the only gas station in that area, so this is a high traffic location. The main reason for me needing the funds is for the purchase of the all the equipment and the installation. There will be a small amount needed for the remodeling of the building, but that will be minor due to me being able to do most the work myself. Also, I would like to have a little bit of cash flow, I realize that I will probably not be making high amounts of profits within the first two or three weeks, so a little extra cash on the side wouldn't hurt. One of my main inspirations for opening my own business, is my Father. My Dad has been a successful owner/operator of his own restaurant for over 26 years, and he will be guiding me throughout this whole process . I have seen first hand what it takes to run a profitable business and the sacrifice one has to make. With my fathers knowledge of the industry and my determination, I can only see Antonio's Tacos being a success.

A credit bureau reported the following information about this borrower member on April 9, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1998	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	46
Revolving Credit Balance:	$553.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 399596

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399596	$13,750	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399596. Member loan 399596 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Airtek Consultants	Debt-to-income ratio:	23.96%
Length of employment:	8 years	Location:	falls church, VA

Home town:
Current & past employers:	Airtek Consultants
Education:	Marymount University

This borrower member posted the following loan description, which has not been verified:

I need this money to finish my undergraduate education and be able to continue m graduate education in fall. I really need this amount of money to finish what i spend lots of money and time for. Please help me with this case, since I am a full time student and I work full time as well.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,102.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400575	$3,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400575. Member loan 400575 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Ability Beyond Disability	Debt-to-income ratio:	0.52%
Length of employment:	9 years 10 months	Location:	DANBURY, CT

Home town:	Bridgeport
Current & past employers:	Ability Beyond Disability
Education:	Western Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay for a move from Connecticut to Baltimore. I am a 32 year old new graduate registered nurse. I have secured a job down there and will be moving in a month to begin my career. I have good credit and I am a very stable and realistic person who has held the same job for the past 9 years. I worked full time while I went to nursing school for the past 4 years. I will be using the money from this loan to be able to afford the cost of moving and the initial start-up cost of getting an apartment.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$619.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401193

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401193	$7,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401193. Member loan 401193 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,250 / month
Current employer:	darryls grading inc	Debt-to-income ratio:	4.52%
Length of employment:	24 years 5 months	Location:	LAWRENCEVILLE, GA

Home town:	Birmingham
Current & past employers:	darryls grading inc, na
Education:	The University of Tennessee-Chattanooga

This borrower member posted the following loan description, which has not been verified:

w ant to help daughter purchase a car by cosigning a loan for her

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1987	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,311.00	Public Records On File:	0
Revolving Line Utilization:	17.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 401460

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401460	$24,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401460. Member loan 401460 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,583 / month
Current employer:	Zephyr Associates	Debt-to-income ratio:	3.85%
Length of employment:	1 year 3 months	Location:	Zephyr Cove, NV

Home town:	San Bernardino
Current & past employers:	Zephyr Associates
Education:

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate my current debt on my Car, Boat and Credit card. The monthly amounts I am paying on these debts is not a problem but I would like a little breathing room and be able to pad my savings.

A credit bureau reported the following information about this borrower member on May 4, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,539.00	Public Records On File:	0
Revolving Line Utilization:	56.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 402415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402415	$18,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402415. Member loan 402415 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,125 / month
Current employer:	K-TEK CORP	Debt-to-income ratio:	7.69%
Length of employment:	1 year 6 months	Location:	Baton Rouge, LA

Home town:	Dickinson
Current & past employers:	K-TEK CORP, High Power Consulting, SCP Pool, Staples
Education:	Minot State University

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate credit card debt through Chase Visa, and Discover Card as well as fund the remainder of my wedding into one payment.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,724.00	Public Records On File:	0
Revolving Line Utilization:	78.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 402638

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
402638	$6,250	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 402638. Member loan 402638 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Quest Software	Debt-to-income ratio:	6.73%
Length of employment:	3 years 6 months	Location:	Chattanooga, TX

Home town:	Chicago
Current & past employers:	Quest Software, Unum Group
Education:	The University of Alabama at Birmingham

This borrower member posted the following loan description, which has not been verified:

I am trying to finance the last portion of my children's private school tuition payment. Note that my current address as listed on this application is not correct. I, incorrectly, chose "Chattanooga, TEXAS" when it should be "Chattanooga, TENNESSEE". I am not sure how to change this.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1987	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	40	Months Since Last Delinquency:	11
Revolving Credit Balance:	$8,186.00	Public Records On File:	0
Revolving Line Utilization:	65.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403469

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403469	$3,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403469. Member loan 403469 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	CBS	Debt-to-income ratio:	11.89%
Length of employment:	1 year 3 months	Location:	santa monica, CA

Home town:
Current & past employers:	CBS
Education:	University of California-San Diego (UCSD)

This borrower member posted the following loan description, which has not been verified:

I'm looking to buy a used car for about $6K to $7K. I'm requesting only $3,000 from a lender and I'll come up with the difference from my savings account. I'm a 28 year old working professional (credit analyst) with excellent credit (top 4 percentile). The monthly installment of $120 would not poise a problem as I have paid off monthly installments of larger amounts and always on time. The most recent was a 48 month car loan with Chase of $346.44/mo. that ended March 2009. Since college, I've been steadily employed with no gaps in paychecks. I have never defaulted on my financial obligations.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,503.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 403806

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403806	$3,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403806. Member loan 403806 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	metlife	Debt-to-income ratio:	5.36%
Length of employment:	2 years	Location:	GREAT NECK, NY

Home town:	israel
Current & past employers:	metlife
Education:	College of Business managment tel aviv, Isreali Air force

This borrower member posted the following loan description, which has not been verified:

looking to buy my car off the lease for around 3000 and refinance my credit cards. I appreciate your help i am sick and tired of making the credit card companies rich!!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,222.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 403997

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403997	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403997. Member loan 403997 was requested on May 11, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,576 / month
Current employer:	Ball Aerospace	Debt-to-income ratio:	17.55%
Length of employment:	16 years	Location:	Castle Rock, CO

Home town:	Fort Campbell
Current & past employers:	Ball Aerospace
Education:	Denver Institute Of Technology

This borrower member posted the following loan description, which has not been verified:

I want to get out of credit card debt ASAP. I have a great payment history and credit rating. I've been at the Ball Aerospace for over 15 years.

A credit bureau reported the following information about this borrower member on May 11, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,279.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404247

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404247	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404247. Member loan 404247 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Data Specialties Inc.	Debt-to-income ratio:	7.03%
Length of employment:	3 years	Location:	VISTA, CA

Home town:
Current & past employers:	Data Specialties Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Looking to cover credit card expenses at a lower rate.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,660.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404334

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404334	$5,500	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404334. Member loan 404334 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	n/a	Debt-to-income ratio:	15.60%
Length of employment:	n/a	Location:	jackson, MS

Home town:	jackson
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

I am planning on starting nursing school this summer.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,455.00	Public Records On File:	0
Revolving Line Utilization:	58.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	9

Member Payment Dependent Notes Series 404419

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404419	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404419. Member loan 404419 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,640 / month
Current employer:	City of Medford	Debt-to-income ratio:	14.15%
Length of employment:	3 years 10 months	Location:	MEDFORD, OR

Home town:	Roseburg
Current & past employers:	City of Medford
Education:	Western Oregon University

This borrower member posted the following loan description, which has not been verified:

I'm 27 years old and recently ended up in the hospital with a DVT (blood clot). I ended up staying four days, most of which was not covered by insurance. A week later I ended up back in the hospital with complications from the medication and treatment. I have to attend doctors' visits every other week, each visit incurring another fee. The hospital requested I make the payment all at once so it's ending up on my credit card. Now the credit card company wants a lump payment. I've never missed a payment on my cards or past loans and I've never been late. I have a secure job and work 40+ hours a week. I make decent money but didn't have enough saved for an emergency of this magnitude. I have the means to make the payments but the credit card company is requesting a lump payment larger than I can afford and they are not willing to work with me on this. This loan will help greatly. There has been a great deal of stress on me and my family on how we could make this payment and a loan is our only option. If I can't get a loan to make this payment, I'll be forced to sell my car and will lose my means of transportation to my doctors' appointments and to work. A note about my credit report - I transferred a majority of my credit card debt to a single card so I would have a single payment. My credit report for this month was generated between the time the balance transfers were charged to the one card and were deposited on the other cards. When I checked my credit report a few days ago, it said I owed about $12,000 more than I actually do (other medical expenses, moving expenses and vehicle repairs). The credit bureau wouldn't take it as an inaccuracy because it should "fix itself" on next month's report. The problem is, I need the loan before my credit report "fixes" itself.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$43,075.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 404561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404561	$3,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404561. Member loan 404561 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,750 / month
Current employer:	Austin Dock & Tram	Debt-to-income ratio:	23.60%
Length of employment:	6 years	Location:	Austin, TX

Home town:	Johnson City
Current & past employers:	Austin Dock & Tram, Super S Foods
Education:	Texas State University-San Marcos

This borrower member posted the following loan description, which has not been verified:

I am trying to purchase a more economical means of transportation. Not a toy or anything like that, mainly riding on back country roads to avoid highway dangers. I have never missed a payment on any credit cards or loans and have been steadily employed for the past 8 years. Also i am buying a $6000 bike for $3000 so if the time comes to sell the vehicle, immediate repayment of the loan will be easily facilitated. Thank you for taking the time to review my request.

A credit bureau reported the following information about this borrower member on May 13, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,018.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 404857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404857	$8,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404857. Member loan 404857 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	Navy Federal Credit Union	Debt-to-income ratio:	23.42%
Length of employment:	9 years 5 months	Location:	ASHBURN, VA

Home town:	Beale Air Force Base
Current & past employers:	Navy Federal Credit Union, Staples, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I currently have a loan that I am trying to payoff as it's payments per month are 360 for the next three years. I am trying to buy a house and paying off this loan is the only thing holding me back.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,964.00	Public Records On File:	0
Revolving Line Utilization:	82.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404982	$17,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404982. Member loan 404982 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	L-3 Communications	Debt-to-income ratio:	7.03%
Length of employment:	9 months	Location:	NEW YORK, NY

Home town:	Beacon
Current & past employers:	L-3 Communications, Bear Stearns Cos.
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

Thank you for giving me a chance to consolidate my debt and start over!

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	63
Revolving Credit Balance:	$18,053.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405008	$3,200	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405008. Member loan 405008 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	cady company	Debt-to-income ratio:	0.72%
Length of employment:	7 years 6 months	Location:	SCHUYLER LAKE, NY

Home town:	Ilion
Current & past employers:	cady company, Vulcan Materials
Education:

This borrower member posted the following loan description, which has not been verified:

I owe $2500.00 to my brother who has recently fallen on hard times and needs me to repay him as soon as possible. I also need about $700.00 to replace a rotting deck on the backside of my house.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 405012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405012	$16,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405012. Member loan 405012 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$26,667 / month
Current employer:	Morgan Stanley	Debt-to-income ratio:	1.72%
Length of employment:	5 years	Location:	NEW YORK, NY

Home town:	Bridgeton
Current & past employers:	Morgan Stanley
Education:	Rider University

This borrower member posted the following loan description, which has not been verified:

I will have no problems affording this loan.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,442.00	Public Records On File:	0
Revolving Line Utilization:	93.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405031

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405031	$4,750	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405031. Member loan 405031 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,333 / month
Current employer:	4G Wireless	Debt-to-income ratio:	14.55%
Length of employment:	2 months	Location:	las vegas, NV

Home town:	Tamuning
Current & past employers:	4G Wireless, Guamcell Communications, Guam Wireless Telephone Company
Education:	University of Guam

This borrower member posted the following loan description, which has not been verified:

Just moved and got a new job. Trying to pay off as much credit card debt as I can as well as bring down my current personal loan so I can save money and eventually be debt free. I want to pay off my credit cards and close them, pay down my personal loan or have it completely paid off with a lower loan amount. Want just one loan, one bill that I can afford.

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,085.00	Public Records On File:	0
Revolving Line Utilization:	93.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405050

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405050	$7,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405050. Member loan 405050 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,725 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	6.20%
Length of employment:	2 years	Location:	ALEXANDRIA, VA

Home town:	Portland
Current & past employers:	Northrop Grumman
Education:	Mount Hood Community College, Lewis & Clark College

This borrower member posted the following loan description, which has not been verified:

This loan will be used to pay for moving expenses and short term expenses (security deposit, first months rent, moving company, etc.) incurred in moving from one apartment complex in Alexandria, Viginia to another in the same city. Elisa Tompkins has worked for Northrop Grumman for five years total, and Steven Wyman just moved to Alexandria after returning from a one year federal military deployment and was hired by American Security Programs. He is also planning on beginning a second job in late June / early July.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	20	Months Since Last Delinquency:	5
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405124

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405124	$4,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405124. Member loan 405124 was requested on May 14, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	Charles Grayson Salon and SoCap	Debt-to-income ratio:	13.26%
Length of employment:	10 months	Location:	Rock Hill, SC

Home town:	Grove City
Current & past employers:	Charles Grayson Salon and SoCap, Ecotage Salon and Spa
Education:

This borrower member posted the following loan description, which has not been verified:

Hi, My credit score is good and my income is around 41000/year. I own a home, but my mortgage payment is 0 because my fiance takes care of all of the bills. My responsibilities are relatively low, so repaying this loan would be no problem at all. Thanks! Lindsay Schiller

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,596.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405274

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405274	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405274. Member loan 405274 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,000 / month
Current employer:	Morongo Unified School District	Debt-to-income ratio:	7.00%
Length of employment:	9 years 5 months	Location:	Yucca Valley, CA

Home town:	Nashua
Current & past employers:	Morongo Unified School District, Copper Mountian College
Education:	National University, Arizona State University

This borrower member posted the following loan description, which has not been verified:

To pay contractors engaged to remodel.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1989	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	77
Revolving Credit Balance:	$6,024.00	Public Records On File:	0
Revolving Line Utilization:	39.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405291

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405291	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405291. Member loan 405291 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	RightWay Inc.	Debt-to-income ratio:	3.92%
Length of employment:	3 years 4 months	Location:	Oklahoma City, OK

Home town:	Chandler
Current & past employers:	RightWay Inc.
Education:	Oklahoma State University-Oklahoma City

This borrower member posted the following loan description, which has not been verified:

Hi my name is Shanna and I am requesting this loan to invest in a very profitable family business. The project I'm wanting the loan for is an Upscale Hair Salon which my family has owned for years. My Mom is trying to retire and I need the money to by her out. She is handing over the facility to take over payments. I am currently working for a very successful company and making good money. This is just something that will be a second income for me and my children. I want to be able to hand something down to them in the long run from there grandparents. Your money is secure with me since business is already be in place for years and the same managment that is currently there will stay there. I still plan on working with my current employers and keeping this secure income coming in. Thank you for taking the time out and looking over my request.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	36	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,923.00	Public Records On File:	0
Revolving Line Utilization:	17.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 405303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405303	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405303. Member loan 405303 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	artfield and craftsmen inc.	Debt-to-income ratio:	9.77%
Length of employment:	14 years 1 month	Location:	ALHAMBRA, CA

Home town:	mississauga
Current & past employers:	artfield and craftsmen inc.
Education:	Loyola Marymount University

This borrower member posted the following loan description, which has not been verified:

I have one Citibank credit card that all of the sudden went from 9.99% to 24.99% APR for no apparent reason. I have been a very good customer for over 10 years, never missed a payment, and now they are saying I am a risky customer. I do not have any late payments on my credit or over the limit, not in collection, or anything. I do not know why they would do that. I have a 15k limit and barely at $6400 as of now and they are worried I will become credit unworthy for some reason.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	40
Revolving Credit Balance:	$15,377.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405365

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405365	$5,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405365. Member loan 405365 was requested on May 15, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Sycuan Casino	Debt-to-income ratio:	16.84%
Length of employment:	6 years 5 months	Location:	Alpine, CA

Home town:	San Diego
Current & past employers:	Sycuan Casino, US Air Force
Education:	San Diego State University-Main Campus, Cuyamaca College

This borrower member posted the following loan description, which has not been verified:

I would like to pay off a credit card in a timely manner while saving on interest. I pay all my bills on time and would rather pay interest to people like me instead of a credit card company or a bank.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$31,983.00	Public Records On File:	0
Revolving Line Utilization:	58.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405492

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405492	$9,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405492. Member loan 405492 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	us postal service	Debt-to-income ratio:	20.50%
Length of employment:	18 years 5 months	Location:	NORFOLK, VA

Home town:	brooklyn
Current & past employers:	us postal service
Education:

This borrower member posted the following loan description, which has not been verified:

To whom it may concern: I'm applying for this loan in order to pay off some debts.This would be the first step at rebuilding my credit.My plan also calls for the refinancing of my car loan,and obtaining a part time job to put towards my mortgage.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	40
Revolving Credit Balance:	$18,454.00	Public Records On File:	0
Revolving Line Utilization:	83.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405494

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405494	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405494. Member loan 405494 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	MTA	Debt-to-income ratio:	3.81%
Length of employment:	27 years	Location:	YONKERS, NY

Home town:	Brooklyn
Current & past employers:	MTA
Education:

This borrower member posted the following loan description, which has not been verified:

The wedding is already 70% paid off, this is just to make sure everything I had plan for my son is made possible, whatever i don't use will we be paid back to my loan debt.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405562

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405562	$3,600	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405562. Member loan 405562 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,167 / month
Current employer:	State of California	Debt-to-income ratio:	21.95%
Length of employment:	11 years 6 months	Location:	Paso Robles, CA

Home town:	Paso Robles
Current & past employers:	State of California
Education:	Cuesta Community College

This borrower member posted the following loan description, which has not been verified:

My son has a part time job and would be able to help out with a small monthly payment. I want him to attend Community College full time when he graduates from High School so we are hoping for a reasonable payment.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	55
Revolving Credit Balance:	$5,677.00	Public Records On File:	0
Revolving Line Utilization:	31.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405577

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405577	$14,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405577. Member loan 405577 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,167 / month
Current employer:	Houston Chronicle	Debt-to-income ratio:	18.66%
Length of employment:	9 years 6 months	Location:	Houston, TX

Home town:	Alexandria
Current & past employers:	Houston Chronicle
Education:

This borrower member posted the following loan description, which has not been verified:

I am seeking a personal loan to consolidate my debt. I would like to become debt free by the next 3 years or sooner! I am responsible with my payments and I have never been late. I looked into a conventional loan but most banks are not lending these types of loans these days. I also have cosigner for any extra security if this loan is accepted.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,168.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405602

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405602	$16,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405602. Member loan 405602 was requested on May 16, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,667 / month
Current employer:	BOOZ ALLEN HAMILTON	Debt-to-income ratio:	4.29%
Length of employment:	3 months	Location:	FAIRFAX, VA

Home town:	Charlotte
Current & past employers:	BOOZ ALLEN HAMILTON
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I recently got a great paying job with a Fortune 500 company and I'm trying to get a better rate on the credit card I opened in college. After raising my rate and being completely unwilling to negotiate, I decided to try Lending Club.

A credit bureau reported the following information about this borrower member on May 16, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,601.00	Public Records On File:	0
Revolving Line Utilization:	75.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405644	$6,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405644. Member loan 405644 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	n/a	Debt-to-income ratio:	16.65%
Length of employment:	n/a	Location:	New York, NY

Home town:	Chapel Hill
Current & past employers:	Pizz on the Hill, Chapel Hill NC
Education:	UNC Chapel Hill, NYU Dental School

This borrower member posted the following loan description, which has not been verified:

I am requesting the difference between my student loans and expenses for education and cost of living in Manhattan, attending my last year of dental school at NYU. I expect to earn between $130,000 and $175,000 my first year after graduation, working in North Carolina, as these are the standard offers for those graduating now. North Carolina is one of the highest demand states for dentists, and Charlotte NC is listed as the highest average paying city for general dentists in the US, according to bizjournals.com. This is where I plan to practice. Thank you for your attention.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,361.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405727	$15,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405727. Member loan 405727 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Mesquite ISD	Debt-to-income ratio:	4.06%
Length of employment:	7 years	Location:	DALLAS, TX

Home town:	Plattsburg
Current & past employers:	Mesquite ISD
Education:	Southern Methodist University, Amberton University

This borrower member posted the following loan description, which has not been verified:

I have two credit cards whose interest rates are high due to spending by a second party. I would like to consolidate these and pay the debt off early. I am a teacher with a solid income and no dependents. I rent, and have a second income during the summers.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	40
Revolving Credit Balance:	$16,594.00	Public Records On File:	0
Revolving Line Utilization:	55.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405759	$4,750	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405759. Member loan 405759 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	Riverside School District	Debt-to-income ratio:	18.28%
Length of employment:	6 months	Location:	Scranton, PA

Home town:	East Smithfield
Current & past employers:	Riverside School District, Macy's Inc.
Education:	Marywood University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay for my summer classes at the college i attend and be purchasing a notebook computer so i can be up to date with writing and getting my work done.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2002	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$842.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405774

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405774	$10,400	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405774. Member loan 405774 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Port of Los Angeles	Debt-to-income ratio:	21.84%
Length of employment:	1 year 4 months	Location:	Huntington Beach, CA

Home town:	Madera
Current & past employers:	Port of Los Angeles, The Home Depot 2004-2008
Education:	California State University-Long Beach (CSULB)

This borrower member posted the following loan description, which has not been verified:

I am currently paying high interest rates on 2 different credit cards. Both these credit cards are 18% and 19.5%. I am a recently college graduate and have my Bachelors of Science degree in Civil Engineering. I am currently working for the Port of Los Angeles. I have no problem making the payments on my credit cards, I am just wanting to consolidate my debt and pay less in interest. My goal is to be able to pay this loan off within a year.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	35
Revolving Credit Balance:	$2,773.00	Public Records On File:	0
Revolving Line Utilization:	30.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405789	$18,250	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405789. Member loan 405789 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Contra Costa County Office of Education	Debt-to-income ratio:	14.27%
Length of employment:	14 years 9 months	Location:	Walnut Creek, CA

Home town:	NYC
Current & past employers:	Contra Costa County Office of Education
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

I'm hard working, been a speech pathologist for 29 years working with disabled children. My husband has been on SS disability for 5 years. Younger son in college, I took on a Saturday job but unfortunately, too much credit card debit- at 20+%! Due to tight credit, unable to refinance house (but we are NOT underwater!).Luckily, my job is secure. I feel like I can't catch up with these interest rates!

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	6
Revolving Credit Balance:	$127,393.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405857

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405857	$5,200	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405857. Member loan 405857 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,833 / month
Current employer:	Town of Wareham	Debt-to-income ratio:	9.48%
Length of employment:	3 years 2 months	Location:	East Wareham, MA

Home town:	New Haven
Current & past employers:	Town of Wareham
Education:	Stonehill College

This borrower member posted the following loan description, which has not been verified:

I am looking to finance the payment for a motorcycle. I am a responsible borrower and have held a fulltime jobs for three years since graduating college. I have almost unlimited amount of potential for overtime and extra income so I can always earn more money to help pay bills.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	17	Months Since Last Delinquency:	16
Revolving Credit Balance:	$4,096.00	Public Records On File:	0
Revolving Line Utilization:	48.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 405898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405898	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405898. Member loan 405898 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Blue Ridge Design Group	Debt-to-income ratio:	15.00%
Length of employment:	5 months	Location:	GAINESVILLE, GA

Home town:	Hendersonville
Current & past employers:	Blue Ridge Design Group
Education:	Kennesaw State University

This borrower member posted the following loan description, which has not been verified:

We are at the end of our vehicle lease. Because of the economy, our total household income has been dramatically reduced. We are looking at every bill, and my husband is working as many jobs as possible to weather the storm. We are looking to purchase a reliable used vehicle to get around town. I am a stay at home mom who needs to carry safely our two small children. At the price point we are looking at, many dealers will not entertain financing. And the cars they have at that price point are not the most reliable. We are looking to buy a "Edmunds" recommended used car from a private seller. Thank you for your consideration

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,328.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405930

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405930	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405930. Member loan 405930 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,500 / month
Current employer:	OPTIMIZED CASH FLOW	Debt-to-income ratio:	0.36%
Length of employment:	3 years 6 months	Location:	LAS VEGAS, NV

Home town:
Current & past employers:	OPTIMIZED CASH FLOW
Education:

This borrower member posted the following loan description, which has not been verified:

OCF Green Ventures, Inc. is a recently registered Nevada corporation that will sell integrated Solar Energy / Shade Structures incorporated with 3rd generation solar photovoltaic organic cells and materials, offering not only superior ultra violet sun blocking as well as protection from wind and rain, but also the most technologically advanced, economical, and innovative green energy solution, by generating clean, green energy from the sun above, while protecting everything below; these are fully-functional, aesthetically pleasing, large and small and highly efficient green-friendly tension-membrane or fabric shade structures with uses ranging from umbrellas, awnings, and canopies at private residences to parking lot shade structures, shaded areas at sports stadiums, amphitheaters, shopping malls, car washes, car dealerships, hotels/resorts/casinos, restaurants, golf courses, public walkways, marinas, and any place where the comfort and safety of shade and green energy generation are desired. For detailed information / business plan please visit: http://www.optimized-cashflow.com/skypowerbp.pdf

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,222.00	Public Records On File:	0
Revolving Line Utilization:	2.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 405940

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405940	$5,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405940. Member loan 405940 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	9.82%
Length of employment:	3 years 9 months	Location:	BALTIMORE, MD

Home town:	Philadelphia
Current & past employers:	Northrop Grumman, Restoration Hardware, London Fog
Education:

This borrower member posted the following loan description, which has not been verified:

I am going to use this money to pay off the negative equity in my 1st car (which requires some major engine work) so I don't have to keep (2) cars on my insurance. I plan on either donating the car for a tax writeoff or selling it to a dealer like Carmax and using whatever I get for it to pay down the principal.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	15	Months Since Last Delinquency:	20
Revolving Credit Balance:	$4,554.00	Public Records On File:	0
Revolving Line Utilization:	51.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405955

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405955	$4,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405955. Member loan 405955 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	n/a	Debt-to-income ratio:	22.32%
Length of employment:	n/a	Location:	BETHLEHEM, PA

Home town:
Current & past employers:	US POSTAL SERVICE
Education:	HIGH SCHOOL

This borrower member posted the following loan description, which has not been verified:

PERSON WITH PROPERTY NEEDS LOAN TO CONSOLIDATE AND WORKING CAPITAL ,2 UNITS READY FOR RENTAL SOON WITHIN TWO WEEKS.I AM RETIRED FROM POST OFFICE WITH PENSION AND RENTAL PROPERTY IN BETHLEHEM PA.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	14
Revolving Credit Balance:	$12,121.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 405980

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405980	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405980. Member loan 405980 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,167 / month
Current employer:	Marcum & Kliegman	Debt-to-income ratio:	24.62%
Length of employment:	1 year 9 months	Location:	Huntington Station, NY

Home town:	Huntington Station
Current & past employers:	Marcum & Kliegman
Education:	Long Island University-C W Post Campus

This borrower member posted the following loan description, which has not been verified:

I am a young professional who recently is experiencing major financial cut-backs due to the economy. I have been consistently employed and am not in danger of losing my job.I have always had good credit and am not a spender nor do I make late payments. I am interested in temporarily obtaining additional financing until my firm decides to raise our salaries back to the appropriate level, which recently got reduced due to the economic recession. I am looking to obtain a modest rate loan to transfer my high rate credit card balances which can give me more financial flexibility to endure the next 6-12 months.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,607.00	Public Records On File:	0
Revolving Line Utilization:	57.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405994

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405994	$10,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405994. Member loan 405994 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	TCO Satellite, Inc.	Debt-to-income ratio:	20.20%
Length of employment:	1 year 10 months	Location:	Hacienda Heights, CA

Home town:	Diamond Bar
Current & past employers:	TCO Satellite, Inc., Pacific Omni International, Inc.
Education:	Mt. San Antonio College

This borrower member posted the following loan description, which has not been verified:

I have a bank of america credit card and it has very high interest rate, Because i used cash advance for many times. I believe the loan interest rate will be much lower than my credit card interest rate.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,274.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406019

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406019	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406019. Member loan 406019 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	wegmans	Debt-to-income ratio:	10.51%
Length of employment:	6 years 2 months	Location:	SYRACUSE, NY

Home town:	syacuse
Current & past employers:	wegmans
Education:

This borrower member posted the following loan description, which has not been verified:

Get a reliable vehicle

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1975	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	46	Months Since Last Delinquency:	16
Revolving Credit Balance:	$1,551.00	Public Records On File:	0
Revolving Line Utilization:	3.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406030

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406030	$15,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406030. Member loan 406030 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,633 / month
Current employer:	Retired	Debt-to-income ratio:	23.64%
Length of employment:	n/a	Location:	Ocala, FL

Home town:	Moorestown
Current & past employers:	Retired, Farmers Bank of Maryland, Dixon's Furniture
Education:

This borrower member posted the following loan description, which has not been verified:

I HAVE 10000 IN CREDIT CARD ALWAYS PAY ALL MY BILLS ON TIME AND NOW THEY HAVE RAISED MY RATES TO OVER 18%. I WOULD RATHER PAY THEM OFF AND HELP PEOPLE MAKE SOME MONEY INSTEAD OF THE BANKS THE REST OF THE MONEY WILL BE USED TO TURN A OLD OFFICE INTO A IN- LAW APT FOR ME TO LIVE WITH MY GRANDDAUGHTER. I AM MOVING IN WITH THEM AND SELLING MY HOUSE IN MD. THANKS

A credit bureau reported the following information about this borrower member on May 1, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1982	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	33	Months Since Last Delinquency:	13
Revolving Credit Balance:	$15,277.00	Public Records On File:	0
Revolving Line Utilization:	24.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406057	$15,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406057. Member loan 406057 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,650 / month
Current employer:	CJ Plaza	Debt-to-income ratio:	0.00%
Length of employment:	8 years	Location:	Artesia, CA

Home town:	Tokyo
Current & past employers:	CJ Plaza
Education:	Incheon National University

This borrower member posted the following loan description, which has not been verified:

I sold restaurant and the escrow will be closed in two weeks. I sold my business for $160,000 and I have to pay off $70,000 business loan under my name. then, I will have around $100,000 in hand after. I saw two new business locations and it worth around $100,000~120,000. The reason that I get a loan is because I need extra money to purchase new business. As you see my credit report, I do not have any credit card debt or home mortage. I pay the payments on time, pay off, and honestly speaking, I do not like paying stuff with my credit card. I hope that I explain well on this listing. Thank you for reviewing my note. Have a good one everyone!

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1986	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406072

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406072	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406072. Member loan 406072 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,788 / month
Current employer:	Experian	Debt-to-income ratio:	15.38%
Length of employment:	1 year 10 months	Location:	Canton, GA

Home town:	Slidell
Current & past employers:	Experian, CarMax
Education:	University of New Orleans, University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

I am a single-income earner and am going through a court-ordered separation. I am on a credit card account, and my spouse is listed as a joint cardholder. I tried to have her removed, but the card issuer said that they would remove her once the account was paid in full. I have never been delinquent and have been employed for almost 13 years. I have successfully paid multiple auto loans and I have successfully paid my mortgage since we bought our first house 8 years ago.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,083.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406080	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406080. Member loan 406080 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	n/a	Debt-to-income ratio:	16.46%
Length of employment:	5 years 8 months	Location:	Bronx, NY

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

Hi Lenders, I'm looking for a loan to consolidate my debt. Due to unforseen occurances, I was forced to utilize my credit cards for an emergency situation. Now, they're hitting me with insane interest rates. This loan will help me to get my life back to where it used to be. Thanks in advance for your time and consideration.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,173.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 406126

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406126	$9,800	16.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406126. Member loan 406126 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	oGroup LLC	Debt-to-income ratio:	12.41%
Length of employment:	1 year 3 months	Location:	Cresskill, NJ

Home town:	Moscow
Current & past employers:	oGroup LLC, GSC Group, Law Offices of Charles Tolbert, Chemily LLC, NTSS Inc, Indiana University (Bloomington, IN), Elysium Networks, Bergen Family Center (Englewood, NJ)
Education:	Rutgers University at Newark

This borrower member posted the following loan description, which has not been verified:

Hi, After successfully administering ecommerce sites in the past, I am in the process of launching an electronics store network for online shoppers. The products that will be offered are mostly cell phones but accessories and other popular electronics will also be offered. The funds requested are needed for initial start up costs as well as minimal inventory purchases. Market research has been conducted and the most selling products need to be in stock for adequate shipping times, others are available for purchase or drop shipping from contracted suppliers. Due to the nature of the business, I was not able to go into much details but I can if contacted. Thank you, Dmitriy

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,840.00	Public Records On File:	0
Revolving Line Utilization:	80.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406127	$2,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406127. Member loan 406127 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$533 / month
Current employer:	none	Debt-to-income ratio:	10.13%
Length of employment:	n/a	Location:	Tallahassee, FL

Home town:	Miami
Current & past employers:	none, DSW ShoeWarehouse
Education:	Florida Agricultural and Mechanical University, Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am a full-time undergraduate student with about 6 months remaining to graduate with a bachelor's degree in nursing. My ultimate goal is to pursue a master's degree in neonatal care because I have a profound passion for the care and well-being of children. Ironically enough, I am also an expecting mother who is now facing the miscellaneous expenses that accompany having a new baby. I would utilize the loan to obtain the items necessary for the growth, development, and nourishment of a new child. I want to be able to provide the absolute best care for my unborn child. What makes me a great candidate for the loan is my love for one of the greatest gifts to mankind: children, and I strongly hope to one day be able to provide outstanding care as well as execute my role as a client advocate within the health care system.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,390.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406135	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406135. Member loan 406135 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	bearing point	Debt-to-income ratio:	19.71%
Length of employment:	2 years 7 months	Location:	fairfax, VA

Home town:
Current & past employers:	bearing point
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt which is presently at 0% but will go up as the promotional period expires. You will find in me a good borrower as I have never defaulted on a debt and have a good job. Instead of paying to my credit card company I would like to see if I can get a good deal at lendingclub.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,525.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406136	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406136. Member loan 406136 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,916 / month
Current employer:	Clayton Co Bd of ED	Debt-to-income ratio:	23.21%
Length of employment:	6 years	Location:	THOMASTON, AL

Home town:	Mobile
Current & past employers:	Clayton Co Bd of ED, Marengo Co Bd of Education
Education:	Tuskegee University, University of West Alabama

This borrower member posted the following loan description, which has not been verified:

My step dad died in 2005. My mother had to go to court with my step sisters and brothers to claim her share of the property. I am going to use this money to help her pay the court cost. I feel that I am a good candidate for the loan because of my credit history. I am a firm beiever that anything borrowed should be repaid or returned whatever the case may be. I have always paid my bills eithe ahead or on time. I was taught a persons word should be their bond.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1977	Delinquent Amount:	$0.00
Open Credit Lines:	44	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	86	Months Since Last Delinquency:	67
Revolving Credit Balance:	$9,194.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406148	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406148. Member loan 406148 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Carnival Cruise Lines	Debt-to-income ratio:	7.72%
Length of employment:	5 years 9 months	Location:	MIAMI, FL

Home town:	Havana
Current & past employers:	Carnival Cruise Lines
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

I have accommulated debt over the years that I need to resolve since I do not like to know that I am owing large amounts to anyone. I've requested loans before and have had great credit scores with all my accounts. So I yearn to be able to clear these accounts as soon as possible. Thank You!

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,263.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406170

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406170	$12,250	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406170. Member loan 406170 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	solo company	Debt-to-income ratio:	22.96%
Length of employment:	20 years	Location:	bolingbrook, IL

Home town:
Current & past employers:	solo company
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is to help out my daughther in finishing her college degree. Her major is nursing and she already got accepted into the program. I want to apply for this loan so that she can focus on her education and get good grades instead of stressing over a full-time job and her college courses and getting by on her grades

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	41
Revolving Credit Balance:	$624.00	Public Records On File:	0
Revolving Line Utilization:	2.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406212

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406212	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406212. Member loan 406212 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$19,167 / month
Current employer:	GMCF	Debt-to-income ratio:	5.40%
Length of employment:	13 years 2 months	Location:	Locust Grove, GA

Home town:	Covington
Current & past employers:	GMCF
Education:	Georgia Institute of Technology, Medical University of South Carolina

This borrower member posted the following loan description, which has not been verified:

Loan to consolidate debt for several credit card loans, sears, citibank, helzberg, rooms to go

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1976	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,501.00	Public Records On File:	1
Revolving Line Utilization:	33.00%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406232	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406232. Member loan 406232 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	13.06%
Length of employment:	11 years 6 months	Location:	Covina, CA

Home town:	Los Angeles
Current & past employers:	AT&T Inc., AT&T Inc.
Education:	Citrus College

This borrower member posted the following loan description, which has not been verified:

want to consolidate credit cards balances

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	10
Revolving Credit Balance:	$46,017.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406251

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406251	$5,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406251. Member loan 406251 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,000 / month
Current employer:	pennrose management company	Debt-to-income ratio:	0.38%
Length of employment:	2 years 9 months	Location:	ridley park, PA

Home town:	Darby
Current & past employers:	pennrose management company
Education:

This borrower member posted the following loan description, which has not been verified:

I have an annual income of 48k and currently have no debt. Since housing prices have come down and the government is offering a 8k tax credit for first time homeowners, I figure now is the time to purchase my first home! However, I currently have little saved for a downpayment. With this loan, I will be able to put down the required down payment and pay closing costs on a 80k home. With my income and tax credit, I will have no trouble affording my loan payments. Thank You in advance for helping me purchase my new home!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$536.00	Public Records On File:	0
Revolving Line Utilization:	7.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406261	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406261. Member loan 406261 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Fay School	Debt-to-income ratio:	24.27%
Length of employment:	8 months	Location:	worcester, MA

Home town:	Madison
Current & past employers:	The Fay School
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Dear lenders, I'd like to provide you with an overview of my debts, my current and future financial situation, a note as to why I've come to Lending Club instead of a bank, and a little about myself. I am a recent college graduate (class of '08) in Massachusetts who is employed by a private school's technology department. My current gross annual income is 35,000 and I am receiving a promotion which will come into effect in early July. While the new salary has not yet been negotiated, it will be a substantial increase (in excess of 10%). I own a fully paid off car and rent a very inexpensive apartment (I have roommates, and pay a total of $400 a month after all utilities). If you have already looked at my credit report, you will see that there are some small revolving balances as well as large installment ones. The large installment balances are loans related to my education. They are co-signed by my father, and he is the one who has been making the scheduled payments to them. His financial situation is very secure and I see no reason he will not repay those ahead of schedule. My request today, however, involves the revolving debt. You will notice three accounts of interest, a Citi card account, a Capital One card account, and a Dell Financial Services account. The three accounts charge 19%, 0%, and 0% respectively. The Capital one account, while charging 0% currently, will soon increase its rate. I expect to have the Dell account paid off well before the scheduled rate increase (in January). As such, I've come to Lending Club seeking $6,000 to fully pay off my Citi and Capital one accounts. Both credit cards were opened in my time between graduation and employment, an unfortunate but necessary way to raise funds. My plan is to (pending loan approval) pay off the cards and then cease using them except for emergencies. My new income should be quite sufficient to live on and pay the Lending Club loan well before three years. When selecting Lending Club two things attracted me. One, of course, is the fantastic rates. The other, however, is that I find the idea of small scale lenders (such as yourselves) making interest on my loans much preferable to the big banks to whom I am currently indebted. Thank you for your consideration, and I look forward to providing any additional information or clarification. Respectfully, Glenn

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,088.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406269

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406269	$6,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406269. Member loan 406269 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Narita Sushi	Debt-to-income ratio:	6.96%
Length of employment:	1 year 2 months	Location:	LAs Vegas, NV

Home town:
Current & past employers:	Narita Sushi
Education:

This borrower member posted the following loan description, which has not been verified:

I need $6000 more to take over a friend's Japanese restaurant.I think I will be able to pay the money back within 6 months or less

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	16
Revolving Credit Balance:	$10,456.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406279	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406279. Member loan 406279 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Parametric Technology Corp.	Debt-to-income ratio:	16.43%
Length of employment:	3 years 5 months	Location:	millis, MA

Home town:	Stoneham
Current & past employers:	Parametric Technology Corp., Digitas, Ace Ticket, Cingular, AT&T Inc.
Education:	Nichols College, Babson College

This borrower member posted the following loan description, which has not been verified:

Looking to finance my dream wedding and honeymoon. I haven't had a chance to save up as much as I wanted, this will help. Full Time work for 5+ years, paying a mortgage and bills. Need some extra money for that fabulous wedding and honeymoon! Nothing extravagant, just want it done right!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,694.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406329

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406329	$14,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406329. Member loan 406329 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,300 / month
Current employer:	Triangle Engineering, Inc.	Debt-to-income ratio:	15.41%
Length of employment:	2 years 5 months	Location:	Rockland, MA

Home town:	South Weymouth
Current & past employers:	Triangle Engineering, Inc.
Education:	Massachusetts Maritime Academy

This borrower member posted the following loan description, which has not been verified:

I am looking to pay off an existing unsecured loan, with a balance of approximately $5800.00 as well as pave my driveway. Have used Prosper in the past and successfully paid off a $15K loan.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	81
Revolving Credit Balance:	$5,270.00	Public Records On File:	0
Revolving Line Utilization:	27.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406358	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406358. Member loan 406358 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	MetLife Inc.	Debt-to-income ratio:	2.18%
Length of employment:	28 years 2 months	Location:	wantagh, NY

Home town:	Glen Cove
Current & past employers:	MetLife Inc., MetLife
Education:	Susquehanna University

This borrower member posted the following loan description, which has not been verified:

I would like term of 5 yrs. and also for $8000 and $6500

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	9
Revolving Credit Balance:	$5,824.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406383	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406383. Member loan 406383 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Metal and Wire Products Company	Debt-to-income ratio:	21.82%
Length of employment:	18 years 6 months	Location:	CANFIELD, OH

Home town:
Current & past employers:	Metal and Wire Products Company
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate high interest credit card debt into one monthly payment.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,362.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406415	$13,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406415. Member loan 406415 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	self	Debt-to-income ratio:	19.70%
Length of employment:	20 years	Location:	LOS ANGELES, CA

Home town:	Traverse City
Current & past employers:	self
Education:	cape caral high

This borrower member posted the following loan description, which has not been verified:

paying off car loan and credit card

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,520.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406416	$4,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406416. Member loan 406416 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	battaglia	Debt-to-income ratio:	14.09%
Length of employment:	12 years	Location:	sauk village, IL

Home town:
Current & past employers:	battaglia, 2545 s archer road
Education:	Robert Morris College

This borrower member posted the following loan description, which has not been verified:

I would like this loan to payoff a small lending club loan and also a chase

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,759.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406450	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406450. Member loan 406450 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Mastoris Restaurant	Debt-to-income ratio:	3.73%
Length of employment:	1 year 6 months	Location:	BEVERLY, NJ

Home town:	Willingboro
Current & past employers:	Mastoris Restaurant, McCabe, Weisberg & Conway, P.C., County of Burlington
Education:	Burlington County College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit cards into one monthly payment and start saving for my future college education and the dental work I need to get done.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,883.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406451	$14,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406451. Member loan 406451 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Nationwide	Debt-to-income ratio:	11.85%
Length of employment:	10 years 3 months	Location:	Pittsburgh, PA

Home town:	Saxonburg
Current & past employers:	Nationwide, Delta Air Lines
Education:	Mercyhurst College

This borrower member posted the following loan description, which has not been verified:

Hi, I'm just trying to help my son out with med school. Thank you so much.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,421.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406456	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406456. Member loan 406456 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Merkley and Partners	Debt-to-income ratio:	0.00%
Length of employment:	8 years 2 months	Location:	brooklyn, NY

Home town:	Short Hills
Current & past employers:	Merkley and Partners
Education:	Brigham Young University, School of Visual Arts

This borrower member posted the following loan description, which has not been verified:

Hello- I am looking to purchase a used car to keep at my parent's house in the country. I think buying a new one would be a waste of money. The vehicle I'm looking to purchase is a 2001 jeep with 65,000 miles. I've found that banks don't like to finance cars older than 5 years and thought going through Lending Club would be a good way to strengthen my already good credit. I work in marketing and have been with my firm for over 8 years and have a strong credit history. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,006.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406463

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406463	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406463. Member loan 406463 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Biomedical Systems, Inc	Debt-to-income ratio:	23.44%
Length of employment:	8 months	Location:	Maryland Heights, MO

Home town:	Goreville
Current & past employers:	Biomedical Systems, Inc, Henderson Software Consulting, Lincoln Industrial, Inc, Northrup Grumman IT, General Dynamics
Education:	Industry Certifications

This borrower member posted the following loan description, which has not been verified:

I have a business and personal account with Chase bank. I transferred some of my debt to these accounts with a 4.9% fixed rate for the lifetime of the balance. I recently switched to paperless statements and did not get the emailed statements. As a result, my payment was late and they raised my interest rate. I made a rush payment and have never been late on these accounts before but they will not negotiate the interest rate. I have a full-time job and am a consultant in my off time. I am a computer programmer. I am protecting my credit report with LifeLock.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1995	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$44,887.00	Public Records On File:	0
Revolving Line Utilization:	82.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406517

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406517	$12,250	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406517. Member loan 406517 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,750 / month
Current employer:	CVS Distribution Center	Debt-to-income ratio:	19.02%
Length of employment:	6 years 11 months	Location:	eastampton, NJ

Home town:	Burlington
Current & past employers:	CVS Distribution Center, Wal-Mart Stores
Education:	Burlington County College

This borrower member posted the following loan description, which has not been verified:

Me and my wife would like to start a business selling animation and comic book theme collectibles such as statues, figurines and toys. We know banks aren't willing to give loans to new entrepreneurs and we feel this is a great alternative. We have a business plan prepared and are ready to go! This loan is needed for startup, inventory and fees. Right now we both have steady full time jobs (which we will stay until business develops) and have been studying and taking courses up to this point. We are ready to be our own boss and feel ready and confident to take this venture as far as possible. We appreciate your help.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	18
Revolving Credit Balance:	$1,317.00	Public Records On File:	0
Revolving Line Utilization:	38.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406521

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406521	$9,600	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406521. Member loan 406521 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Kathy's Kove & Kafe'	Debt-to-income ratio:	2.90%
Length of employment:	14 years 10 months	Location:	Hackettstown, NJ

Home town:	Paterson
Current & past employers:	Kathy's Kove & Kafe', American Cyanamid
Education:	Caldwell College

This borrower member posted the following loan description, which has not been verified:

I need to relocate my 15 year old business to a smaller space on the next block. I will be able to lower my overhead and increase sales since this location is less rent, provides more visibility and walk by traffic. This loan will allow me to clear my credit card debt and renovate a new space in accordance with the building codes. This move will keep me even for the first year but after that will improve my profits dramatically. In my 15 year tenure, I have had 3 credit cards which have been paid on time and always more than the minimum payment. I pay all of my suppliers and employees at the time of service - cash. I have a good reputation in town and have been involved in several committees and fund raising activities throughout the years. I remain committed to my business of antiques, clock repair and a wonderful tearoom - which continues to be discovered by more people and is receiving accolades.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,832.00	Public Records On File:	0
Revolving Line Utilization:	75.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406631	$21,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406631. Member loan 406631 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$70,833 / month
Current employer:	sahara mediterranean grill	Debt-to-income ratio:	4.04%
Length of employment:	4 years 5 months	Location:	troy, MI

Home town:	Royal Oak
Current & past employers:	sahara mediterranean grill, Chanel Hair Salon
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

The purpose of my loan request is to consolidate my debt and have one payment to make. I currently have a few credit cards open with high interest rates (around 21% each) that I want to pay down. With the loan proceeds, I can pay down the high interest rate credit cards and not have to worry about paying 3 different credit cards that might take years to pay off. I am married mother of 3 children and currently attending college. I am working towards my bachelors degree in Management and Marketing What makes me a good candidate for this loan is that I can easily pay back the loan with the income I earn from my job. My husband and I currently own and operate 4 local restaurants in the metro detroit area. We have been in the restaurant business for many years.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,691.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 406634

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406634	$20,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406634. Member loan 406634 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$12,500 / month
Current employer:	Citro Studio Inc.	Debt-to-income ratio:	10.18%
Length of employment:	4 years 6 months	Location:	Thousand Oaks, CA

Home town:	Chicago
Current & past employers:	Citro Studio Inc., Bleu22 Studio
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

I purchased my home two years ago and need to make updates to it in order to prepare for a new baby. The kitchen in the home is the original kitchen from 1962 and is not safe for a young one. The money would be used to update kitchen cabinetry, floors and countertops and well and buy safety equipment to baby proof the home and nursery. I previously had a loan of this amount and have paid it back before it was due. Monthly payments have been made in a timely manner and I have been responsible with debt.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1991	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	25
Revolving Credit Balance:	$22,139.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406643	$5,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406643. Member loan 406643 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Standard Courier	Debt-to-income ratio:	2.08%
Length of employment:	10 years	Location:	La Grange Park, IL

Home town:	Chicago
Current & past employers:	Standard Courier
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

Hi there, My little brother is off to Iraq and I'm going to be buying his 2004 Honda Civic since he won't be back for probably 14 months. LendingClub is the better option than just swiping a credit card and using Paypal. I'm the type to always pay off my credit card balances in full- which is why my credit score is 730- I know they must hate me!! Thanks in advance for all your support!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,859.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406729

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406729	$2,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406729. Member loan 406729 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	USAF	Debt-to-income ratio:	0.84%
Length of employment:	3 years 8 months	Location:	Browns Mills, NJ

Home town:	Freehold
Current & past employers:	USAF
Education:	Defense Language Institute, Burlington County College, American Military University

This borrower member posted the following loan description, which has not been verified:

I this loan were to be approved, it would be used towards DJ equipment. Specifically 2 CDJ's, 1 mixer, headphones, booth, and monitor speakers. This purchase would help both my personal and professional lives. After I separate from the military, I plan on supplementing my primary income with DJ gigs. If I were to attain this equipment now, it would allow me to practice and get gigs years before this allowing my transition into civilian life much smoother. I've been a member of the USAF for almost 4 years now. Though there were a few financial rough patches in the beginning, I'm working slowly toward a better credit rating. With this purchase, I plan on building upon my credit with responsible payment compensation. Moreover, since I am a member of the USAF, that secures full time employment for years to come. Furthermore, I'm stationed at Osan AB, South Korea. Thereby, my physical location is in South Korea, however, my physical address is in NJ. A reachable contact number for me here is (country code) 82-010-5017-8589. Please drop the first '0' in the area code if you wish to call this number. Thank you for your time. V/R Paul Smith.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	24
Revolving Credit Balance:	$915.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406759

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406759	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406759. Member loan 406759 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$22,917 / month
Current employer:	Quinnipiac University	Debt-to-income ratio:	8.20%
Length of employment:	10 years 11 months	Location:	Cheshire, CT

Home town:	Providence
Current & past employers:	Quinnipiac University
Education:	Bentley College

This borrower member posted the following loan description, which has not been verified:

This loan request is to supplement our cash flow for a nursery school. The school is 8 years old and is seasonal. This funding will help through the summer months. Tuition revenues resume in September. My wife operates the school and I have a position as a college administrator with a steady income. We have never, ever been late on a payment or defaulted on a loan (30 year credit history). Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1988	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$71,644.00	Public Records On File:	0
Revolving Line Utilization:	73.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406776

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406776	$9,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406776. Member loan 406776 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Psychological Associates of Lancaster, Inc.	Debt-to-income ratio:	10.00%
Length of employment:	3 years 5 months	Location:	Lititz, PA

Home town:	Baltimore
Current & past employers:	Psychological Associates of Lancaster, Inc.
Education:	University of Maryland-Baltimore

This borrower member posted the following loan description, which has not been verified:

The money will be used to make marketable upgrades to our new home including new windows and granite countertops

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,462.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 406777

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406777	$25,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406777. Member loan 406777 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$41,667 / month
Current employer:	private practice ,NY Hospital,Flushing hospital, Flushing manor nursing home	Debt-to-income ratio:	10.71%
Length of employment:	14 years 8 months	Location:	rego park, NY

Home town:	romania
Current & past employers:	private practice ,NY Hospital,Flushing hospital, Flushing manor nursing home, Mt.Sinai hospital
Education:	medical university Tirgu Mures,romania

This borrower member posted the following loan description, which has not been verified:

I a physician in New york area, bought a new house in the last year unable to sell the old house. credit card debt $40,000

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$333,422.00	Public Records On File:	0
Revolving Line Utilization:	20.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406815	$4,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406815. Member loan 406815 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	staples	Debt-to-income ratio:	12.53%
Length of employment:	2 years	Location:	miami, FL

Home town:	miami
Current & past employers:	staples
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I was accepted a few weeks ago for a loan, but reacted to late. I??????????????????m going to use this money to buy a few home appliances that I desperate need. You can check my credit score I??????????????????m very reliable.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,939.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406825

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406825	$11,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406825. Member loan 406825 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,482 / month
Current employer:	SNHD	Debt-to-income ratio:	20.42%
Length of employment:	5 months	Location:	GOWANDA, NY

Home town:
Current & past employers:	SNHD, JK Products and Services
Education:	Alfred University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate a credit card and a personal loan. I don't miss payments on either. I would like to pay both of them off in a quicker time. I have also gotten a new job that pays about $15000 more than when I initially accrued the debt.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,989.00	Public Records On File:	0
Revolving Line Utilization:	33.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406896	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406896. Member loan 406896 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,762 / month
Current employer:	OvS	Debt-to-income ratio:	18.82%
Length of employment:	2 years	Location:	Washington, DC

Home town:	Charles Town
Current & past employers:	OvS
Education:	Marshall University

This borrower member posted the following loan description, which has not been verified:

Looking to get a new car and banks are hesitant to loan these days.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,833.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407121

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407121	$8,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407121. Member loan 407121 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:	BARTLEY HEALTH CARE	Debt-to-income ratio:	13.83%
Length of employment:	1 year	Location:	TOMS RIVER, NJ

Home town:	summit
Current & past employers:	BARTLEY HEALTH CARE
Education:	Ocean County Vocational-Technical School

This borrower member posted the following loan description, which has not been verified:

Preparing funds to further my education to take my current position to the next level. I'm currently a LPN Unit Manager looking to become an RN Assisted Director of Nursing. I'm currently living with my fiancee I don't have any housing expenses. In the housing section Ichecked owned, theres not a section for other.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,505.00	Public Records On File:	0
Revolving Line Utilization:	25.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407123	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407123. Member loan 407123 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,042 / month
Current employer:	Besteway Recycling	Debt-to-income ratio:	22.32%
Length of employment:	10 months	Location:	Pomona, CA

Home town:	Baldwin Park
Current & past employers:	Besteway Recycling, Wachovia Corp., Golden West Financial, Pmac Lending Services, World Savings, Wells Fargo
Education:	DeVry University-California

This borrower member posted the following loan description, which has not been verified:

I am a manager at a recycling center in Pomona CA. I need to purchase a truck to haul some materails that our company trucks cannot haul. the materail is worth cash and I would sell it to my company or to other recyclers. Materail such as Metals, cardboard, office paper, electronics, etc that companies usually throw again and ends up in a landfill. I cannot get regular financing because my credit is not great and banks are really tough on credit right now, but I have a steady job and am responsible on all my debt. I just paid off a 4,000 loan in April from lending club. Thank you for helping me make this possible in advance.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	58
Revolving Credit Balance:	$15,394.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407128	$9,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407128. Member loan 407128 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,966 / month
Current employer:	Conway Fine Furniture/Roberta Conway	Debt-to-income ratio:	1.27%
Length of employment:	4 years 11 months	Location:	Mena, AR

Home town:	Plymouth
Current & past employers:	Conway Fine Furniture/Roberta Conway, Arkansas Department of Tourism/Wilimena State Park
Education:	Rich Mountain Community College

This borrower member posted the following loan description, which has not been verified:

I am a 55 year old female who returned to college two years ago. I earned a Technical Certificate in Office Technology and an Associates of Applied Science degree in Office Technology. My cummulative GPA is 3.845. I want to remain in college and will pursue an Associates of Applied Science degree in Business Administration and a CST in Database Applications. Although I attended college full-time, I remained employed part-time. My earnings have risen from $19,242 for 2006 to $23,587 for 2008 commensurate with knowledge and the "Degree". Information provided by the credit reporting agencies do not accurately reflect that I have been making Student Loan payments - AES/NCT: "interest only" payments since 4/06 and full payment currently Loan to Learn: "interest only" payments since 2/2007. My monthly expenses are low.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,610.00	Public Records On File:	1
Revolving Line Utilization:	19.90%	Months Since Last Record:	23
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407278	$2,400	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407278. Member loan 407278 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Polaris Financial Partners, LLC	Debt-to-income ratio:	12.42%
Length of employment:	5 years 1 month	Location:	Columbus, OH

Home town:	Columbus
Current & past employers:	Polaris Financial Partners, LLC
Education:	Ohio State University-Main Campus, Aspen Univeristy

This borrower member posted the following loan description, which has not been verified:

I have a full time loan and I work in finance. To be honest i want to conserve my money while we move through the recession and my stock portfolio has been hit so i dont want to tap that right now. I am just starting grad school and just need extra cash to buy books and the top part of my tuition. Thanks for you support.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$3,501.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407304	$25,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407304. Member loan 407304 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,000 / month
Current employer:	Retired (Self-emplyed)	Debt-to-income ratio:	0.94%
Length of employment:	38 years	Location:	Albuquerque, NM

Home town:	Beaver City
Current & past employers:	Retired (Self-emplyed), Sandia National Laboratory
Education:	Central Technical School, New Mexco University

This borrower member posted the following loan description, which has not been verified:

Our home is 50 years old. Our furniture is old "hand me down" stuff. We would like to do some up dating. Our yard is so old, the grass is in a really sad condition.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	43
Revolving Credit Balance:	$15,083.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407315

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407315	$6,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407315. Member loan 407315 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	burger king	Debt-to-income ratio:	23.19%
Length of employment:	6 years	Location:	lawrenceville, GA

Home town:	south bend
Current & past employers:	burger king
Education:	Indiana University-South Bend

This borrower member posted the following loan description, which has not been verified:

goal is to end my credit card debt by lowering interest rate.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	69
Revolving Credit Balance:	$8,799.00	Public Records On File:	0
Revolving Line Utilization:	55.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407386

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407386	$4,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407386. Member loan 407386 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,833 / month
Current employer:	Maprow Media	Debt-to-income ratio:	2.13%
Length of employment:	5 years 3 months	Location:	round lake, IL

Home town:	Chicago
Current & past employers:	Maprow Media
Education:	Northern Illinois University

This borrower member posted the following loan description, which has not been verified:

Hello and thanks for taking the time to look my offer over! I run an Internet marketing company and I am seeking funds to help launch my latest and greatest project, a Chicago community website. Funds will mostly be used for web development work and initial marketing expenses. The website will make money from network sponsorships. Due to our already established local connections we already have many paying clients lined up waiting for the website to launch. These payments will be significantly higher then our monthly loan repayment which will allow us to pay the loan off early. We estimate the loan will be paid off in full in 12-16 months. We consider this a safe loan because even if the business is a complete flop (not likely!) I have an existing income stream from other websites that will more then cover the payments with no hassle. Payments will be automatic and always on time. I am also investing a great deal of my own cash into this project, so I have complete faith in the business. My team and I are hard working entrepreneurs with a passion for internet projects. Help us create something big. Thank you for your consideration. Jc

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	49
Revolving Credit Balance:	$4,824.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407411

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407411	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407411. Member loan 407411 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Advanced Revenue Managment	Debt-to-income ratio:	20.64%
Length of employment:	3 months	Location:	Spring, TX

Home town:
Current & past employers:	Advanced Revenue Managment
Education:

This borrower member posted the following loan description, which has not been verified:

I need this loan to help my daughter with college expenses

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$13,708.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407423	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407423. Member loan 407423 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,833 / month
Current employer:	Sidney Federal Credit Union	Debt-to-income ratio:	14.73%
Length of employment:	4 years 3 months	Location:	MOUNT UPTON, NY

Home town:	sidney
Current & past employers:	Sidney Federal Credit Union, Kmart
Education:	Utica School of Commerce

This borrower member posted the following loan description, which has not been verified:

need a loan for orthodontics treatment, as my dental insurance does not cover it.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,001.00	Public Records On File:	0
Revolving Line Utilization:	53.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407525

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407525	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407525. Member loan 407525 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Eastchester Union Free School District	Debt-to-income ratio:	14.70%
Length of employment:	4 years 2 months	Location:	Spring Valley, NY

Home town:
Current & past employers:	Eastchester Union Free School District, Clarkstown Central School District
Education:	Ramapo College of New Jersey

This borrower member posted the following loan description, which has not been verified:

The loan purpose is to pay for a 2 acres of a recreational land in Pennsylvania. The seller had agreed to sell the property for $22,000 while the property appraised at $77,000. However, no bank in the PA area offer loans for non-buildable land. The land is sold "as-is", is located by the Delaware river, and I would need to go through the township to get the necessary permits and zoning done to build on the land. That would cause a long delay and the seller could walk out of the deal. As such, I would like to apply for a personal loan for the amount of $15,000, which I will pay off withing 3-5 years. Please note my excellent credit of well over 700 points at this time. Additionally, I hold a government job, with stability and no risk of the possibility of being laid off. Thank you for your prompt consideration regarding this matter.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$39,458.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407536	$23,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407536. Member loan 407536 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,067 / month
Current employer:	Pro View Foods LLC	Debt-to-income ratio:	6.38%
Length of employment:	8 months	Location:	Braselton, GA

Home town:	Lilburn
Current & past employers:	Pro View Foods LLC, Kings Delight, Tyson Foods
Education:	University of Georgia, West Georgia College

This borrower member posted the following loan description, which has not been verified:

I would like to borrow this money to get my credit card debt paid off quicker and with a lower interest rate. I made some poor decisions when I was younger and my wife and I had some unexpected expenses as well. We have made some real progress over the last few years but would really like to be rid of this debt. We have a 14 month old little boy and want to have another child in the near future but we know that we need to be in a better position financially. I have made some large payments to this debt in the past and have never made a late payment. I have also moved the debt around in an effort to capture the lowest interest rates on each card. But I would really just love to have 1 payment with 1 interest rate. My credit is very good, if not considered excellent. My family and I would greatly appreciate this loan to help us be rid of this high interest debt. Thank you for considering my loan.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,051.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407542	$15,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407542. Member loan 407542 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,650 / month
Current employer:	n/a	Debt-to-income ratio:	10.69%
Length of employment:	7 years 6 months	Location:	Taylors, SC

Home town:
Current & past employers:
Education:

This borrower member posted the following loan description, which has not been verified:

We are seeking a personal loan for adoption at a reasonable rate.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,111.00	Public Records On File:	0
Revolving Line Utilization:	27.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407571	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407571. Member loan 407571 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,202 / month
Current employer:	MERRILL LYNCH	Debt-to-income ratio:	11.24%
Length of employment:	5 years	Location:	HILLSBOROUGH, NJ

Home town:	Jackson
Current & past employers:	MERRILL LYNCH
Education:	William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

I am looking for a maxium loan for $15,000 for debt consolidation and home improvements. I am willing to negotiate a lower amount if necessary. I'm currently a sales supervisor with Merrill Lynch earning approximately 75k annually. My credit score is approx 680. I own rental property in Jackson, NJ. Please let me know what you can do.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	59
Revolving Credit Balance:	$7,432.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407572

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407572	$5,400	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407572. Member loan 407572 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,705 / month
Current employer:	Pierce County Department of Assigned Counsel	Debt-to-income ratio:	20.87%
Length of employment:	5 years 7 months	Location:	Tacoma, WA

Home town:	Mountain Home A F B
Current & past employers:	Pierce County Department of Assigned Counsel, Fred Meyer, Dick's Drive In
Education:	Highline Community College

This borrower member posted the following loan description, which has not been verified:

Hi, I am a 36 year old paralegal by degree and legal assistant by trade. My life/business partner is 35 years young and has an AA degree in business management. We have recently had our first grandchild and are helping our teen daughter get launched. We started a Paralegal Services business in September of 2008 that is currently bringing in approximately $600 of revenue each month on 1 contract and we have several other contracts in the works. I work fulltime with a county agency and perform the personal business activities on nights and weekends. My partner works the business from home regularly and runs our family of 6. We are working hard on increasing the business revenue back to its first quarter profitability when we were working 50 to 60 hours per week. We pay our bills on time, but haven't been able to get ahead of our credit cards and other debt to be able to save for a house. With this loan we would payoff our high interest debt and be in a much better place in three years than we would at our current pace. My fulltime job is very secure and while our personal business is slow right now, we still have 2 active contracts that are looking to sign us up for more hours, one that is in a holding pattern and more that we are working very hard to develop. This loan will help us save money on the high interest credit and pay down our debt faster to enable us to finally move toward owning our first home.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	67
Revolving Credit Balance:	$10,249.00	Public Records On File:	0
Revolving Line Utilization:	96.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407586	$12,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407586. Member loan 407586 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Retired	Debt-to-income ratio:	11.60%
Length of employment:	n/a	Location:	DOUGLASVILLE, GA

Home town:	Atlanta
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

Personal loan for furniture, bedding

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	22
Revolving Credit Balance:	$39,550.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407587

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407587	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407587. Member loan 407587 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,858 / month
Current employer:	Target Corporation	Debt-to-income ratio:	4.69%
Length of employment:	5 years	Location:	Fort Myers, FL

Home town:	Freeman
Current & past employers:	Target Corporation
Education:	University of South Dakota

This borrower member posted the following loan description, which has not been verified:

Dear Lending Group, I have currently been renting from the same apartment complex for the last four years and I am ready to purchase my first home and gain equity but I lack funds for a down payment. After I purchase my home I will be able to pay off the majority of my personal loan with the funds I receive from the tax credit.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	27	Months Since Last Delinquency:	4
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407678	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407678. Member loan 407678 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	SpanSource Technologies, Inc.	Debt-to-income ratio:	2.48%
Length of employment:	9 months	Location:	Minneapolis, MN

Home town:	Keene
Current & past employers:	SpanSource Technologies, Inc.
Education:	Clemson University, University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

Prospective Lenders, Thank you for considering my situation. I am seeking a small bridge loan to advance the success of my new startup technology sales business. My recent history in the last 5 years is as a top earner and closer for another small technology firm offering IT support/managed services in my area. I have been a top earner in my space and have averaged well over 100K yearly income for the past 3 years, with 65-70% of that being commission and 30-35% being base salary. I work in the small-to-medium business space and focus strictly on sales of service contracts, hardware, and software for these businesses). Most of my commissions earned are based residually. The truth is, I simply "outgrew" my employee role in my organization. This organization was also a startup when I joined, and I had grown my residual base and my yearly income to a point where I was "outearning" the owners, etc. I also had no guaranteed contract in place, or legal arrangement which would ensure that I was paid on all the future residuals, etc. First, I realized the structure was headed towards becoming significantly out of balance. As I continued to grow my future residuals, in an "at will" employee role with no guaranteed contract, I would be more at risk the more I earned. This model would not work! I also realized that it would be a very small leap for a very large reward if I were to simply form my own corporation and partner with service providers as an independent rep (I would lose my salary, but gain a much higher rate of commission, since I'd be paid as an "organization" vs. as an "employee"). So, I opted to partner with my old firm and worked out a structure which allowed for this to occur. I also have secured another line of business in the data backup and recovery space which is doing very well. The drivers for why I need a loan are based around a few factors: 1. My former employer has unfortunately not been able to keep up their end of the financial bargain since I've chosen to move on, and this was a projected revenue stream that I no longer have to depend on. 2. I need to have more ability to hire low-end support and help to tighten my infrastructure development, run some smarter marketing, and fund lead gen, etc. 3. I am a strong earner and a closer. I like the phones, and to be out on appointment closing business. This money will ensure that most of the inside sales support and administrative work can be completed with additional resources for at least a few months, which means I can focus strictly on ramping my new residual commission base that much faster. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$4,148.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407684

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407684	$22,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407684. Member loan 407684 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,083 / month
Current employer:	AIMG	Debt-to-income ratio:	19.82%
Length of employment:	6 years 9 months	Location:	Lake Hiawatha, NJ

Home town:
Current & past employers:	AIMG
Education:	Rutgers University at New Brunswick/Piscataway

This borrower member posted the following loan description, which has not been verified:

I am currently using the Snowball method to try and get me and my family debt free so we can begin saving for a house. It is hard with these high interest cards though so I figure as focused as we are right now we can make our payments go much further with a lower payment by consolidating and using the freed up money to add to the payment on the remaining card to get that done quicker too. My wife and I have solid jobs and are never late on our current (considerable) monthly payments. Foolishness and living above our means when we were younger put us here, but now we are focused and cutting corners everywhere we can to get back on track.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,112.00	Public Records On File:	0
Revolving Line Utilization:	71.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 407691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407691	$10,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407691. Member loan 407691 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	L&Stone	Debt-to-income ratio:	1.37%
Length of employment:	6 years 4 months	Location:	Waterfall, PA

Home town:	Long Beach
Current & past employers:	L&Stone, Marriott Corporation
Education:	Glassboro State College

This borrower member posted the following loan description, which has not been verified:

I want to buy my own business. Ive been a business manager all my life and made companies a lot of money and now it's my turn to make this money for myself and my family. I was paid very well for my hard work. I am very good relating to employees and customers, and I was very successful for the companies that I worked for. I can only dream of what I can do for myself. I now just need a little extra help to get started,and from this point I will watch my business grow. I need the help because I have 3 childeren in college whom I'm helping right now.Two will be finished this year and one has another year to go. What makes me a good candidate for this is that I have a good credit score .I pay my bills on time and I am a very hard and devoted worker. I know with my college and the years in management this one business will lead me to many more. My streams of income will tripple in time. This has been my life dream and I hope that I can now get the help that I need. This is why I've called myself master_mine. Thank you!

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,532.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407725

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407725	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407725. Member loan 407725 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	SUPERVALU Inc.	Debt-to-income ratio:	6.81%
Length of employment:	11 years 7 months	Location:	Racine, WI

Home town:	Kenosha
Current & past employers:	SUPERVALU Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I work in a stable industry at the same company for over 11 years. Try and try as I might to pay down these two credit cards, it is very difficult with the high interest rates I am being charged. I have more than learned my lesson using Credit. The cards themselves are shredded and I have tried contacting the card providers directly to request a lower interest rate, but I was told that is just "isn't possible at this time". It is very frustrating to have a $120 minimum payment each month on both cards only to see that there is $90 in interest charged and only $30 applied to the balance. I am hoping that I will be able to consolidate these two cards down into one lower payment each month. I am a single father with two children ages 10 and 11, so it is just not possible for me to get a part time job right now due to their age and also all of their school activities. This consolidation will help save money each month, which will only go towards things for my kids, such as clothing, etc.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,720.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407727

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407727	$2,800	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407727. Member loan 407727 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	City of New York	Debt-to-income ratio:	0.81%
Length of employment:	1 year 11 months	Location:	Bronx, NY

Home town:	Mount Vernon
Current & past employers:	City of New York, Girl Scouts of Greater New York, National Defense Fund Freedom School
Education:	Lafayette College, Milano The New School

This borrower member posted the following loan description, which has not been verified:

I am currently in my first year of graduate school, while also working full-time and am planning to take two summer courses this year. I am studing urban policy to develop the tools to help effectively change the world around me. My school has granted me a merit scholarship to cover 50% of my summer courseload, which should speak to my dedication to excellence and my character as a person and a student. However, I still require $3,500 to cover the remaining costs of my summer classes. I have been unable to qualify for other private loans because of past medical bills that appear on my credit report. My parents are unable to serve as a cosigner for a loan because with my younger brother still in college and my father recently retired, and medical bills of thier own, they do not have good credit and also do have limited resources available to them. Please understand with the summer fast approaching this is an urgent matter for me, but I urge you to strongly re-consider me as a loan recipient. Consider it an investment in our cities' future. Thank you

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2003	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	26
Revolving Credit Balance:	$1,079.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407749	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407749. Member loan 407749 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,917 / month
Current employer:	OCHOA TRADING	Debt-to-income ratio:	1.74%
Length of employment:	6 years	Location:	Hialeah, FL

Home town:	Hialeah
Current & past employers:	OCHOA TRADING
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to pay for my teeth implants, new smile, I rather do it thru Lending Club which I know will offer better interest rate. I have done my research and Lending club has the best rates.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,303.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407756	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407756. Member loan 407756 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Advent Global Solutions	Debt-to-income ratio:	13.39%
Length of employment:	6 months	Location:	Katy, TX

Home town:	Houston
Current & past employers:	Advent Global Solutions, Sybase Inc.
Education:	University of Texas

This borrower member posted the following loan description, which has not been verified:

I am in the process of purchasing an existing profitable business. My investors and I have contributed 80% of our own money into this project and have found ourselves a little short of the total amount needed. The existing business owner wants to finance the remaining amount, but I want to move forward with the new group and the acquisition of the business.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407758

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407758	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407758. Member loan 407758 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,083 / month
Current employer:	Miamisburg City Schools	Debt-to-income ratio:	18.64%
Length of employment:	7 years 9 months	Location:	FRANKLIN, OH

Home town:	miamisburg
Current & past employers:	Miamisburg City Schools
Education:	University of Dayton

This borrower member posted the following loan description, which has not been verified:

taxes and credit card

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$46,817.00	Public Records On File:	1
Revolving Line Utilization:	92.30%	Months Since Last Record:	82
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407789	$6,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407789. Member loan 407789 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	12.60%
Length of employment:	2 years 7 months	Location:	tampa, FL

Home town:	St. Louis
Current & past employers:	Self Employed, Tampa Motor Cars INC.
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

Hello Lenders, Thank you for viewing my posting. This investment opportunity for you is a 100% bullet proof guaranteed monthly return. I am not looking for start up capital for some new business idea. My business is already established and profitable. I own an auto sales and finance Company out of Tampa Fl (Tampa Auto Brokers LLC, You may also view my website www.TampaAutoBrokers.com) . I am seeking funding for $23,000 of my auto portfolio. My company personally finances the sales of motor vehicles to our customers as long as they meet our funding requirements. I personally take pride in my credit score. I have never defaulted on any loans, and I always pay on time. I hope to establish successful relationships with my future lenders. I look forward to gaining your trust in hopes to working together again down the road. Our deals within the portfolio- We purchase cars at the dealer auctions between $5000-$6000. We then sell those vehicles for approx. $10,000. We finance the customer over 36months or less with a 18% or higher interest rate. If the customer puts down $2000, his or her monthly payment will be about $310 per month over 36 months. Every customer is required to have full coverage auto insurance through out the entire contract. If or when their insurance lapses, I am contracted with a 3rd party insurance company who will then automatically start charging my customer $3 per day to protect my collateral (the vehicle) from any form of loss. The best case scenario would be if my customer defaults on his or her loan and I have to repossess the vehicle. After repossessing a vehicle, I have the option to resell the vehicle all over again, or just cash out and sell it at the auction (this will always be a win win situation). My company will never be late or miss a monthly payment even if our customers are late paying us. We do not make our profit upfront, we only make a profit after we collect from our customers and pay you first. We are in a situation where we cannot loose under any circumstances from day one of every deal/contract. I cannot sell these cars fast enough. If I had the capital, I could have already sold 20 plus cars this month alone. I look forward to answering any of the questions you may have. You may also reach me on my cell (813-433-8165) or email (jeffsiddle@yahoo.com) at any time. I hope to find long term relationships with my lenders, so we can continue working together in the near future. Jeff Siddle Jeffsiddle@yahoo.com 813-433-8165 TampaAutoBrokers.com

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,610.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407794	$16,400	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407794. Member loan 407794 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,074 / month
Current employer:	Timmons Group	Debt-to-income ratio:	17.43%
Length of employment:	1 year 5 months	Location:	Mechanicsville, VA

Home town:
Current & past employers:	Timmons Group, KPMG LLP
Education:	College of William and Mary, James Madison University

This borrower member posted the following loan description, which has not been verified:

Purpose: The funds from this loan will be used to finance the purchase of 2000 index shares in the PowerShares WilderHill Clean Energy (PBW) index fund. The index fund tracks the price of the Clean Energy stocks found in the fund. These stocks include solar, wind, and biofuel investments. Qualifications: Five years of investing experience in stocks, mutual funds, and index funds. Certified Public Accountant with a Masters Degree in Accounting and Bachelors Degree in Finance. Capital Committed by Borrower: $2000

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	38
Revolving Credit Balance:	$23,831.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407823	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407823. Member loan 407823 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Paradatec Inc.	Debt-to-income ratio:	2.64%
Length of employment:	3 years 8 months	Location:	COLUMBUS, OH

Home town:	Huntington
Current & past employers:	Paradatec Inc.
Education:	Ohio State University

This borrower member posted the following loan description, which has not been verified:

Loan for repairing and preparing duplex to be rented.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	42
Revolving Credit Balance:	$6,040.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407828

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407828	$4,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407828. Member loan 407828 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$583 / month
Current employer:	n/a	Debt-to-income ratio:	5.14%
Length of employment:	n/a	Location:	Colorado Springs, CO

Home town:	Oklahoma City
Current & past employers:	Wal-Mart Stores
Education:	Gulf Coast Community College

This borrower member posted the following loan description, which has not been verified:

I have went through this previous semester of college and was receiving alittle help financially but was still unable to cover the entire bill. My previous loan that I applied for did not come through like I had planned and now I still owe the school some money. I will not be able to register for further classes unless this entire bill is paid off. It would be greatly appreciated if you were able to help me in this financial bind. Thank you in advance for your help.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	13
Revolving Credit Balance:	$150.00	Public Records On File:	0
Revolving Line Utilization:	30.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407872

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407872	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407872. Member loan 407872 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Newark Public Schools	Debt-to-income ratio:	24.50%
Length of employment:	3 years 8 months	Location:	Newark, NJ

Home town:	Belleville
Current & past employers:	Newark Public Schools, Ophelia J. Berry: Pathways to College
Education:	Montclair State University

This borrower member posted the following loan description, which has not been verified:

I am a Permanent Chemistry Teacher in Newark, NJ and in need of a loan. I have to pay off a credit card and also pay for 15 graduate credits. If 25,000 is not possible, please make it at least 20,000. It is very important that I get this loan. I have very good to excellent credit and will assure my payments on time and in full. As you will notice from my credit report, I have never been late on a payment to any credit card, loan, or car note. Please consider giving me the best interest possible. Thank you in advance for your approval. You will not regret your decision to have me borrow from you.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,229.00	Public Records On File:	0
Revolving Line Utilization:	52.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407905	$5,900	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407905. Member loan 407905 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	The Wackenhut Corp.	Debt-to-income ratio:	8.19%
Length of employment:	4 years 2 months	Location:	St.Louis Park, MN

Home town:	Moscow
Current & past employers:	The Wackenhut Corp., Pizza Hut, Prospect Auto
Education:	Hennepin Technical College, Anoka-Ramsey Community College-Coon Rapids Campus

This borrower member posted the following loan description, which has not been verified:

Hi. I`m currently trying to pay off few credit cards,and one of them decided to increase my interest rate up to 25%,and another one up to 21%.After paying on time for past year and half that seems a little unfair to me. So i really hope i`ll be able to get loan,pay off all i have left there and just forget about credit cards Thanks

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,898.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407929	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407929. Member loan 407929 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,917 / month
Current employer:	Exhibit Group - Giltspur	Debt-to-income ratio:	18.84%
Length of employment:	2 years	Location:	RANDOLPH, MA

Home town:	Boston
Current & past employers:	Exhibit Group - Giltspur, Siemens Business Services Technologies, Unisys Corp.
Education:	Northeastern University, Clark University, Massachusetts Bay Community College

This borrower member posted the following loan description, which has not been verified:

Renovate the kitchen, bath, and floors

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	40
Revolving Credit Balance:	$34,645.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407956	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407956. Member loan 407956 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	iRise	Debt-to-income ratio:	13.78%
Length of employment:	1 year 5 months	Location:	St Louis, MO

Home town:	St Louis Park
Current & past employers:	iRise, Citigroup Inc., TEK Systems, The Growth Partnership
Education:	Missouri State University

This borrower member posted the following loan description, which has not been verified:

I'm asking for up to $25,000 to undertake some significant repair and improvement projects for my condominium. My renovation plans include: Rehab an existing unused space into a second bedroom and bath; Purchase and repair existing garage from another unit owner; replace aging roof over my unit; and pave a private courtyard. Unfortunately, condo refinancing (or cash out) is not an option due to several factors and I do not want to use credit cards nor high-interest personal loans to finance these projects. A little background on my situation: I'm one of three owners in an urban loft/rehab condominium. The other active owners and I have been enduring legal battles with the original developer for nearly four years. That developer abandoned his two unfinished units two years ago leaving them in disrepair, which negatively affects the building as a whole and disables us from completing necessary repairs. Additionally, we are unable refinance due to extremely tight condo rules for lenders (even before the housing collapse) because the two abandoned units are three years delinquent in association assessments. Our units are very unique compared to most other condos in the city and our home values have increased significantly since purchase in 2004. Even during the current housing slump, our unit's values remain stable but we are unable to use that equity. The major renovations and improvements I plan to use this loan for will help bridge time and cost until our situation is remedied in the future. My income and good credit seems useless in this ongoing battle since I cannot obtain financing through traditional means for these repairs and renovations. Once I'm able to refinance, I plan to roll the balance of this loan into the new mortgage. Upon completion of the new bedroom/bath, my condo value would be at least $165,000 (on the low end, even in today's market) while my loan balance is currently at $96,000. Those are good odds for me since the other two active owners have two bedroom condos valued at the same price. Summary of repair and renovation costs: - New Bed/Bath requires approx. 200 sqft of concrete floor poured; electrical, drywall, and finish work; - Garage purchase valued at $5,000 with about $1,000 in repairs and tuckpointing; - My share of roof replacement is approx. $6,000; - My share of courtyard rehab will be approx. $2,500. Please contact me if you would like further information or clarification. Thank you!

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	47
Revolving Credit Balance:	$21,702.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 408021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408021	$5,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408021. Member loan 408021 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Mimis cafe	Debt-to-income ratio:	18.34%
Length of employment:	5 years 3 months	Location:	tampa, FL

Home town:	Pataskala
Current & past employers:	Mimis cafe, max and ermas, nutcracker family restaurant
Education:	Ohio State University-Newark Campus, Columbus State Community College, Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

After my wife gave birth to our child she hasnt went back to work yet and she wants to get a degree while our son is young, i have student loans to pay back and would prefer to use personal loan to pay for her education. I have a good credit report, with a score of 720, and no late payments.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,210.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 408101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408101	$3,900	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408101. Member loan 408101 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	vitrorobertson	Debt-to-income ratio:	23.58%
Length of employment:	8 months	Location:	aliso viejo, CA

Home town:
Current & past employers:	vitrorobertson
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Would like to refinance my United Visa card with a lower interest rate.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,283.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408113	$13,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408113. Member loan 408113 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	self	Debt-to-income ratio:	23.39%
Length of employment:	10 years	Location:	Crete, IL

Home town:	Marion
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

My name is Nick Mouw and I own Abetterwatobuy Inc. We warehouse app 400 SKUs (value app. $200,000) in an 1800 sq ft warehouse in Crete, IL. address if you want to google map it is 25621 S. Dixie Hwy, Unit 13D Crete, IL 60417 I started selling a few items from home in 1999 on Ebay and have since expanded to sell on Amazon, a web site and we supply products for Overstock.com. Sales last Year topped $3,000,000 but admittedly are down app 15% this year. For that reason it is time to "Get Serious". On ebay we are namou (55.000 + feedback) with an ebay store titled "Abetterwaytobuy". On Amazon we are "Abetterwaytobuy". But when we ship for Overstock it is in the Overstock name. It is safe to say that if you buy a radar detector, CB Radio or Police scanner from Overstock there is a good chance it is actually coming from us. (we are 1 of several "Overstock Partners" that supply that type of merchandise for them. The money will be used for: 1. Increasing Inventory I intend to increase inventory. ( the no. of SKUs) Width of inventory is the key to my business. There is not much risk involved as I can accurately predict what I can sell most anything for, as research is a close as any computer. I simply do not buy anything at a price that does not allow me to be among the very lowest price for any given item online. 2.upgrading my web site www.abetterwaytobuy.net. To date I have not spent any money on design, on search engine optimization or on marketing said web site. I am confident the plans i have for the site will increase sales markedly. In conclusioin, I am 56 yrs. old and to date have not left a single bill unpaid. I will not let this one ruin that record. Thank You for your consideration, Nick Mouw

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,404.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 408140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408140	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408140. Member loan 408140 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	From the heart pottery	Debt-to-income ratio:	23.91%
Length of employment:	2 years 5 months	Location:	Seattle, WA

Home town:	silverspring
Current & past employers:	From the heart pottery, U.S Customs and Border Protestion
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I intend to use this loan for a summer semester at the University of MD. I am currently a junior 3 credits away from being a senior. My degree field is environmental management.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	47
Revolving Credit Balance:	$317.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408144	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408144. Member loan 408144 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,585 / month
Current employer:	Data Management Services, Inc	Debt-to-income ratio:	15.94%
Length of employment:	6 months	Location:	Middletown, MD

Home town:	Fred
Current & past employers:	Data Management Services, Inc
Education:	Hood College

This borrower member posted the following loan description, which has not been verified:

Consolidate credit debt; would like to have a fixed length loan of three years.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,588.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408156	$3,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408156. Member loan 408156 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,992 / month
Current employer:	US Air Force	Debt-to-income ratio:	7.97%
Length of employment:	16 years 2 months	Location:	St. Louis, MO

Home town:	St. Louis
Current & past employers:	US Air Force, State of Missouri
Education:	Washington University in St Louis

This borrower member posted the following loan description, which has not been verified:

I have a Home Depot card with a special 12 month no interest charge deal. It is about to expire and I will be charged the interest for the entire 12 months. By refinancing I automatically save $600 dollars, regardless of new loan rate. I have been a homeowner for 7 years. I have recently been activated in the Air Force Reserves for a one year assignment. This assignment increases my take home pay but not soon enough to cover the Home Depot card special promotion expiration. I am an E6 with 16 years of service in the military. I am a DIY (do-it-yourself home repair) so most of my debt goes back into my house. My monthly expenses are few. I have a family of 4 kids and we live pretty simply. Our 2002 Honda Odyssey is paid off. We have no cable TV. My wife homeschools, so our education expense are low. She also does occasional office work to supplement our income. This is my first loan post, so forgive me if I left out any pertinent information.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$24,876.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408169

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408169	$15,250	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408169. Member loan 408169 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,427 / month
Current employer:	Tennant	Debt-to-income ratio:	22.93%
Length of employment:	8 years	Location:	Monticello, FL

Home town:
Current & past employers:	Tennant, Toyota Forklifts
Education:	St. Johns River Community College

This borrower member posted the following loan description, which has not been verified:

Dark Horse Auto Sports, Inc DBA Dark Horse Racing Business Description: Dark Horse Auto Sports, Inc was incorporated January 22, 2009 by business partners Angela Holman (President) and Joanne Story (Vice President) both of which have experienced management and business backgrounds. Some of the services Dark Horse Racing will provide include but not limited to are domestic performance parts, sales, installation and professional dyno tuning. Industry and Market Description: To enhance and improve performance. Our main goal and objective is to become North East Florida's and South East Georgia's One stop shop where you can drop off your new or existing vehicle and we will be able to accommodate your every need or desire for your vehicle from custom tires and wheels to preventive maintenance to a fully built race car. Company History: The company was formed in January 2009 by three individuals with enough experience and contacts to give North East Florida and South East Georgia another option in the performance world. We furthermore strive to provide clients from these areas with the most up to date innovated technology and professional outstanding long awaited customer service.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1973	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	73
Revolving Credit Balance:	$38,051.00	Public Records On File:	0
Revolving Line Utilization:	46.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408191	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408191. Member loan 408191 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,083 / month
Current employer:	City & County of San Francisco	Debt-to-income ratio:	6.94%
Length of employment:	4 years	Location:	San Francisco, CA

Home town:	Inglewood
Current & past employers:	City & County of San Francisco, Willis Insurance Services
Education:	California State University- Long Beach

This borrower member posted the following loan description, which has not been verified:

I have one credit card, and it is the bane of my existence. I've had it since college (the early 1990's). Approx two years ago I became serious about paying off this card, I stopped using it for purchases and was only using it for online auto-payments and at gas stations -- I thought this was safer (identity theft, etc) than using my debit card -- but I even stopped that, and now use my debit card for everything. Unfortunately the balance on this credit card hardly decreases; five or six years ago when the economy was bad (I live in San Francisco and the dot.coms went bust) I was laid off and ended up taking a couple of cash advances and the interest rates on those are high. And now to top it off the APR has increased twice in the last few months -- I am fighting them on the increase because I finally set up auto-pay (I held off on doing this because I like to pay more than my minimum due so wanted to see the bill each month), but unbeknownst to me it didn't go into effect right away and they didn't send me any notices about my bill being due, so now I have a couple of late fees and the rate has been increased to 25%. I am very frustrated with this company because I have had all of my banking with them for quite a few years now -- checking accounts, savings, overdraft protection and this credit card, but they refuse to lower the APR. In fact I have even opted to close my account when my card expires in less than a year. I would like this loan from LendingClub because I want to be able to pay one set amount a month - like I did with my car loan years ago from a credit union - and finally get this card paid off. I live within my means and don't need to use a credit card for emergencies or big purchases because I have savings. I have thought about taking my savings to pay off this credit card, but in light of the current economic environment, decided it would be safer to keep that money. Just to note, on my credit report you will see that I got an American Express card about a year ago, that is because when I did research on the internet for a low balance transfer rate card AE Blue was the best; I applied for it & was approved, but when the card arrived in the mail only then was I informed that my whole transfer amount wasn't approved, if they had told me this previously I would have stopped the process. I have not even activated the card because I do not want more credit cards.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1990	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	39
Revolving Credit Balance:	$11,821.00	Public Records On File:	0
Revolving Line Utilization:	33.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408192	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408192. Member loan 408192 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Bright Horizons Family Solutions	Debt-to-income ratio:	5.21%
Length of employment:	14 years 3 months	Location:	Los Angeles, CA

Home town:	Bridgeport
Current & past employers:	Bright Horizons Family Solutions, Assistant League School of Santa Monica
Education:	SUNY at Brockport, Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I am a single parent trying make ends meet. I am owed $40,000.00 in back child support from my child's father. The case is with Child Support services in Los Angeles County. I want the $20,000.00 to pay off a personal and car loan, a few credit cards. When I do then I will have only one payment to make. Thank you, Anita Porter

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,805.00	Public Records On File:	1
Revolving Line Utilization:	80.60%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408209	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408209. Member loan 408209 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,917 / month
Current employer:	astrazeneca	Debt-to-income ratio:	16.75%
Length of employment:	5 years 2 months	Location:	West Chester, PA

Home town:	ventura
Current & past employers:	astrazeneca
Education:	university of southern ca

This borrower member posted the following loan description, which has not been verified:

Desire 15,000 to consolidate high interest credit card debt. A review of the credit report will show consistently reliable payment history. Greatest detriment on credit report is outstanding financial obligations including large school loan debt to finance undergraduate and graduate school. Have never defaulted on a financial obligation. Both applicants employed by national companies with significant job security.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	28
Revolving Credit Balance:	$23,252.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408253	$2,100	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408253. Member loan 408253 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	1.61%
Length of employment:	12 years	Location:	Pittsburg, CA

Home town:	San Francisco
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for a loan to consolidate bills and get a lower interest rate.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,122.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408280

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408280	$20,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408280. Member loan 408280 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,750 / month
Current employer:	Rite Aid Pharmacy	Debt-to-income ratio:	22.02%
Length of employment:	10 months	Location:	Worcester, MA

Home town:	Onawa
Current & past employers:	Rite Aid Pharmacy
Education:	Graceland University at Lamoni, Keene State College, Massachusetts College of Pharmacy & Health Science

This borrower member posted the following loan description, which has not been verified:

I just graduated from pharmacy school a year ago and in order to make ends meet through the years of school, I incurred a lot of credit card debt. I rarely use the cards now as I make a good salary and can afford to pay my current expenses (as well as pay on the credit cards). However, I'd like to pay off the high interest credit cards and get rid of them so I can finally start saving some money. Every month I have just enough money to cover all my expenses and little, if any, left to save. By combining all my credit card debt I'll be able to pay one bill instead of four and hopefully be able to save some money to move out of my apartment soon!

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,873.00	Public Records On File:	0
Revolving Line Utilization:	75.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408282

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408282	$20,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408282. Member loan 408282 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,783 / month
Current employer:	Katten Muchin Rosenman	Debt-to-income ratio:	12.38%
Length of employment:	2 years	Location:	OAK LAWN, IL

Home town:	Chicago
Current & past employers:	Katten Muchin Rosenman
Education:

This borrower member posted the following loan description, which has not been verified:

I'm a junior associate at a large law firm. I have lingering credit card debt that I incurred during school at less than favorable rates. I'm looking to consolidate that debt at a lower interest rate.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	63	Months Since Last Delinquency:	27
Revolving Credit Balance:	$16,244.00	Public Records On File:	0
Revolving Line Utilization:	59.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 408286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408286	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408286. Member loan 408286 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Continental Group Inc	Debt-to-income ratio:	15.39%
Length of employment:	3 years	Location:	Coconut Creek, FL

Home town:	Metropolis
Current & past employers:	The Continental Group Inc, Federal Express, Apple Inc.
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Meet me, a stable 40 year old woman who came down south from the midwest to be a nanny when my daughter was a baby. I wanted (needed) to be her first and main source of care and a moral compass for her. I chose to (joyfully) care for other parent's children while they had to work, allowing me to work and make a safe home for us. It was a win - win situation. Fast forward 16 years later, my daughter is planning where to go to college, I am a happy licensed Condominium Manager on the beach in a gorgeous high rise (I rent way in-land) and I am finally in a position to purchase a modest home for us. I've been itching to make upgrades to the condo we've been renting, but the owner has fallen into foreclosure and we can not stay here. I have been able to save $5,000 and would like a loan for $12,000. It is just the two of us. I have no extended family to ask, and I am not the type of person to go asking friends. I prefer to work for what I have even if I need to go about it the hard way. I also prefer not to give banks my money as I would like to help the economy from the inside track. Direct; people with a need helping other people with a need. I hope we may help each other reach our goals together.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,862.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408290

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408290	$3,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408290. Member loan 408290 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	MidState Medical Center	Debt-to-income ratio:	14.63%
Length of employment:	5 years 10 months	Location:	Waterbury, CT

Home town:
Current & past employers:	MidState Medical Center
Education:

This borrower member posted the following loan description, which has not been verified:

Please indicate interest rate on reply.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,238.00	Public Records On File:	0
Revolving Line Utilization:	3.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408353

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408353	$5,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408353. Member loan 408353 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Holbrook School District	Debt-to-income ratio:	11.81%
Length of employment:	15 years	Location:	Holbrook, AZ

Home town:	basin
Current & past employers:	Holbrook School District
Education:	University of Wyoming, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

At the moment my three children are in college. I am also enrolled in college going for my masters degree. This loan is to help my son who is enrolled in Collins College. His job setting up displays for car dealerships ended last summer when dealerships began experiencing difficulties. He hasn't been able to find another job although he has been trying to find a part time job. He is in school full time. We need to find a loan to allow him to continue his schooling.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$23,658.00	Public Records On File:	0
Revolving Line Utilization:	46.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408378	$4,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408378. Member loan 408378 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,167 / month
Current employer:	United States Patent and Trademark Office	Debt-to-income ratio:	2.77%
Length of employment:	3 years 10 months	Location:	washington, DC

Home town:	Birmingham
Current & past employers:	United States Patent and Trademark Office, Department of Commerce (DOC)
Education:	Auburn University

This borrower member posted the following loan description, which has not been verified:

I am looking to buy a car to go to work and for law school next year. Currently I work for the federal government under the Department of Commerce. The car I want is a 1997 BMW 3 series and the bank quote was too high since the car is older than 7 years old. Thus the car does not qualify for an auto loan The banks suggest I take out a personal loan, which is higher rate. Need your help. Thanks!

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,535.00	Public Records On File:	0
Revolving Line Utilization:	20.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408383	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408383. Member loan 408383 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	Denver Health	Debt-to-income ratio:	0.00%
Length of employment:	3 years	Location:	DENVER, CO

Home town:	Hammond
Current & past employers:	Denver Health, Arapahoe County, Urban Peak, Alternative Youth Adventures
Education:	University of Montana, University of Denver, Regis University, Colorado College, Community College of Denver

This borrower member posted the following loan description, which has not been verified:

My fiance and I are relocating to San Antonio from Denver for employment reasons. I am a newly minted nurse (just finished school) and have secured employment with University Hospital in San Antonio as RN in the Trauma ICU. I will be making 50K a year. My fiance, a physician, and will complete his residency in internal medicine in June and has obtained a job with Methodist Hospital in San Antonio. He will be making 210K base with a bonus potential of 30K and a sign on bonus/relocation bonus of 20K. We are seeking to buy a home together. However, until we are married the home will be 100% in his name, as I don't want to assume the risk of a mortgage that I couldn't afford if, heaven forbid, things were not to work out. The loan I am applying for would help me contribute to the home-buying efforts in serving as funds to cover closing costs. Both of our incomes are going to improve substantially in the coming year and paying back this loan will not be a problem. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1978	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	16	Months Since Last Delinquency:	6
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408412	$5,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408412. Member loan 408412 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	The Casino Connection	Debt-to-income ratio:	17.64%
Length of employment:	9 years 8 months	Location:	Austin, TX

Home town:	Seoul
Current & past employers:	The Casino Connection
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Capital One balance of $1300 has jumped from 13.9% to 22% APR recently even though I have never missed a payment in the 5+ years my account has been open. Macy's account balance of $2100 has an APR of 24.99%. Goodyear account balance of $500 has an APR of 24.99%. My only other debt is my monthly car payment of $332.45. My current balance is $4,876.99 at 11.32%. My current car note will be paid off by Sept 2010. The total minimum payment on my accounts is about $109 per month. For approximately $26 more per month I can consolidate all my credit card accounts and pay off my Lending Club loan in 3 years or less.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,140.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408485	$3,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408485. Member loan 408485 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,520 / month
Current employer:	Andrews International	Debt-to-income ratio:	20.26%
Length of employment:	5 months	Location:	Nutley, NJ

Home town:	Punjab
Current & past employers:	Andrews International
Education:

This borrower member posted the following loan description, which has not been verified:

Applying to pay for summer class

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408508

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408508	$3,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408508. Member loan 408508 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	EarthCalc Inc.	Debt-to-income ratio:	14.47%
Length of employment:	6 years 5 months	Location:	Riverside, CA

Home town:	Long Beach
Current & past employers:	EarthCalc Inc.
Education:	University of California-Riverside (UCR)

This borrower member posted the following loan description, which has not been verified:

Hello lenders! I have been using prosper for my previous p2p lending, but it seems that they have been inactive in the past year. I currently have a loan at 15.5% for 3 years. I have been paying my loan as scheduled on time for the past year. I have never had a late payment for any of my debts. I am looking to get a lower rate, especially during this recession. I have been working for 6+ years for my current employer, www.earthcalc.com. In addition, I am also a full time student at the University of California in Riverside. My goal is to be debt free by the end of the year and to advance further in my career. In return, I hope to start lending money to help fellow borrowers on the website. My current income $1,800 - $2,000 after tax $600 from roommate $200-300 from computer services I provide. My current debt $5,400 - BOA Credit Card $1,600 Best Buy Credit Card $1,200 Capital One Credit Card $2,900 401k Loan $3,300 Prosper Loan As you can see, This loan is only for my previous prosper loan as I wish to transfer here for future p2p lending. In addition, My Best Buy and Capital One credit card will be paid off this month or next as I already have the funds. Thanks for viewing and hope this goes well! -Obert

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,716.00	Public Records On File:	0
Revolving Line Utilization:	51.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408511	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408511. Member loan 408511 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Network Communications	Debt-to-income ratio:	22.56%
Length of employment:	4 years	Location:	LITHONIA, GA

Home town:	Atlanta
Current & past employers:	Network Communications
Education:	DeVry University-Georgia, Keller Graduate School

This borrower member posted the following loan description, which has not been verified:

Hi, I really would like to receive a loan to help with recent medical bills. I had a baby February 11th of this year and due to couple of a problems I had to make several trips to the ER. I have gotten behind on a couple of bills and just really need some assistance. I have never been behind on any bills and will always pay on time. Thanks!

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,212.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408542	$4,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408542. Member loan 408542 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Macy's Inc.	Debt-to-income ratio:	6.36%
Length of employment:	2 years 6 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Macy's Inc., Dekalb County School System
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

My son lives in Atlanta, GA with his father. He is going to school and is looking to find a job. He needs to have reliable transportation . Since his father is not willing or able to help, he asked me. I have never taken out a loan so this would be good for my credit history. I don't like having debt hanging over my head, so I will get it paid off as quickly as possible.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,830.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408569	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408569. Member loan 408569 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Criterion Research, Inc.	Debt-to-income ratio:	10.65%
Length of employment:	6 years	Location:	Brandon, FL

Home town:	Saint Petersburg
Current & past employers:	Criterion Research, Inc., Tampa General Hospital, Moffitt Cancer Center, US Environmental Protection Agency
Education:	Franklin College of Indiana, University of South Florida

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to consolidate credit card debt into one payment at a lower rate. I would much rather regular people make money from interest on my loan than Regions Bank. I have good credit and have never missed a payment on any loan or credit card balance. I make enough money to comfortably pay my bills and support my family. Some of this money will be used to buy a solar hot water heater as well. We live in Florida and I want to take advantage of the free energy we get in the form of the extreme summer heat. Thanks for taking the time to consider my request.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	35
Revolving Credit Balance:	$10,365.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408571	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408571. Member loan 408571 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	KidsArt	Debt-to-income ratio:	22.18%
Length of employment:	2 years	Location:	Glendale, CA

Home town:	Lino Lakes
Current & past employers:	KidsArt, Starbucks
Education:	Augustana College at Sioux Falls, Gordon-Conwell Theological Seminary

This borrower member posted the following loan description, which has not been verified:

I'll be using this loan to pay off all my consumer debt.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,022.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408594	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408594. Member loan 408594 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Social Security Administration (SSA)	Debt-to-income ratio:	19.44%
Length of employment:	2 months	Location:	Ellicott City, MD

Home town:	Silver Spring
Current & past employers:	Social Security Administration (SSA), Peace Corps, New York Times
Education:	George Washington University (GW), Emerson College

This borrower member posted the following loan description, which has not been verified:

Good day, I am a 28-year-old female, who returned from serving in the Peace Corps in Malawi in November. I was medically separated due to repeated bouts with malaria. I have a BS in journalism and a MA in public affairs, and am currently working in the federal government. I have always had a history of good credit (my car is paid off, my undergrad loans are paid off, etc), but due to a couple of problems (3 actually*) and the economic crises, I am unable to get a consolidation loan with a reasonable rate. I have signed up to be an egg donor, transcriber, dog walker -- anything in my part-time to make some extra money to pay off my bills. The one contract job I had writing proposals for a social business venture in Bangladesh has had their funds dry up and can no longer pay me. I am also selling a lot of my things on eBay. I don't want to go to a credit counselor or go bankrupt - I am an honest person who is willing to work as much as possible to pay off my debt. I currently have no rent (living at parents' house) and no car payment (paid off). My only major monthly bills are my cell phone and my car insurance (totaling 260$ a month). I always pay the minimum plus 100% (at least). The 3 problems on my credit report are as follows: - the Peace Corps had me fill out the wrong form for my school loans to deferred while I was serving overseas -- that finally got sorted out in December 2008. - a pile of mail had its sticker stamps stolen in December and none of my family's bills got to where they needed to go. I normally pay online, but since my mother (who was my power of attorney while away) is not computer savvy and insists on mailing in her bills. - I checked the wrong box on an auto-payment from my checking account and sent my monthly bill to Chase to Care Credit by mistake (they hiked my interest rate up to 29.99%). I am and honest, responsible, hard-working woman who just need a break! Please consider my situation! You will not be let down! Thank you in advance!

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	47	Months Since Last Delinquency:	9
Revolving Credit Balance:	$42,218.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408617

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408617	$10,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408617. Member loan 408617 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,542 / month
Current employer:	Community Blood Centers of S FL	Debt-to-income ratio:	19.87%
Length of employment:	11 years	Location:	Pompano Beach, FL

Home town:	Champaign
Current & past employers:	Community Blood Centers of S FL
Education:	University of Illinois at Urbana-Champaign

This borrower member posted the following loan description, which has not been verified:

I work for non-profit Blood Center here in S FL and have been with them for about 18 years total with a FMLA break of 11 months back in 1997. Basically, I am very stable and in the same residence for the last 11 years. In 2007 our company changed our 403b funds from AIG Valic over to ING and during that process an error was made and that later appeared on my 2007 taxes. IRS just notified me of the mistake in April. Of course, IRS does not care how the error happened, they only care that it is paid now with the penalties and interest. Therefore, this request for a P2P loan. I am hoping that this site's offer would be a lower interest rate than my local bank. I appreciate your willingness to help me out, most sincerely.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,545.00	Public Records On File:	0
Revolving Line Utilization:	43.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408628	$2,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408628. Member loan 408628 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	PCB Piezotronics	Debt-to-income ratio:	19.00%
Length of employment:	7 years	Location:	BUFFALO, NY

Home town:	Buffalo
Current & past employers:	PCB Piezotronics, US Ai Force
Education:	Embry-Riddle Aeronautical University, ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I am going to be relocating to New Jersey and have accepted a Federal position paying over $55,000/yr. My ability to repay will be no issue at all. Right now I need money to cover my relocation costs so I can start my new position. I have a proven track record of not making late payments or missing payments.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,035.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 408631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408631	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408631. Member loan 408631 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,417 / month
Current employer:	lake valley fire protection district	Debt-to-income ratio:	1.06%
Length of employment:	1 year	Location:	RANCHO CORDOVA, CA

Home town:	sacramento
Current & past employers:	lake valley fire protection district, Clark's Snow Sports
Education:	folsom lake college

This borrower member posted the following loan description, which has not been verified:

I am a fire fighter, and I am going to use this loan to purchase a motor cycle for both pleasure and as a cheaper mode of transportation to see my girl friend that is away going to school. I am very realible, I have consistant job that pays well, espically when I go to fires where my pay check averages about $2,000. My job is the absolute number one priority in my life and love what I do. I have always paid cash for everything untill last year when I realized that building my credit was very important. I always pay my bills on time and have yet to miss a payment.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$200.00	Public Records On File:	0
Revolving Line Utilization:	4.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408639

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408639	$25,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408639. Member loan 408639 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	V.Sattui Winery	Debt-to-income ratio:	0.45%
Length of employment:	2 years	Location:	Saint Helena, CA

Home town:	San Rafael
Current & past employers:	V.Sattui Winery, Mel Fisher Museum, American Airlines
Education:	San Jose State University, College of Marin

This borrower member posted the following loan description, which has not been verified:

I have been on time with all of my payments for many years and I plan to buy a piece of property that includes a business for myself and my family. My plan is to work together with my children & grandchildren to create a peaceful, green and globally concious ray of light that will bring happiness and joy to all that take part, while helping to teach and help others. Thank you for your consideration. Namaste, Christine

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1991	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	26
Revolving Credit Balance:	$256.00	Public Records On File:	0
Revolving Line Utilization:	9.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408640	$9,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408640. Member loan 408640 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Shultz Bros. Trucking	Debt-to-income ratio:	2.20%
Length of employment:	1 year	Location:	Brazoria, TX

Home town:	Battle Creek
Current & past employers:	Shultz Bros. Trucking
Education:	Barton County Community College

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan to purchase a used motorcycle.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,196.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408655

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408655	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408655. Member loan 408655 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	University of Mississippi Medical Center	Debt-to-income ratio:	17.50%
Length of employment:	5 years 11 months	Location:	Jackson, MS

Home town:	Wiggins
Current & past employers:	University of Mississippi Medical Center, Central Christian Church (Disciples); Hattiesburg, MS, Forrest General Hospital, Hospice of the Bluegrass
Education:	William Carey College, The Southern Baptist Theological Seminary, American University

This borrower member posted the following loan description, which has not been verified:

My wife had the privilege to attend graduate school in Chicago at Roosevelt University for the past two summers. It is a great honor for her and for the state of Mississippi since she is the first Mississippi theatre teacher at attend. She is scheduled to attend her third and final summer this June. There is a snag. Due to a horrible mix up with her old collegiate student loans her financial aid for Summer 2008 was rescinded and she must pay right at $6000.00 in tuition before she can be registered this summer. The original payment deadline is mid April, but Roosevelt has extended the deadline for us until early June. If she does not attend this summer, the courses she needs will not be offered again until summer 2012. The final part of the program is a thesis production scheduled for spring 2010. If she cannot attend this summer that production will be moved back until spring 2013. All of the students who have begun preparation for the 2010 production will have graduated and will have lost their opportuniy to shine in this historic production. The production is scheduled to be "The Miracle Worker" which chronicles the life of Helen Keller and will be an outreach to the hearing impaired community in our metropolitan area. Thank you so much for your assistance in relation to this matter. Carol

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,391.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408673	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408673. Member loan 408673 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	louis kim dds inc	Debt-to-income ratio:	12.80%
Length of employment:	4 years 6 months	Location:	folsom, CA

Home town:	boeun
Current & past employers:	louis kim dds inc
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

this loan would be used to consolidate my credit card balance i have. they have much higher rates and i think it makes sense to pay them off if i can get a loan at a better rate. i will not cause any problem paying off the loan as i have a secure job (dentist). thanks for looking in.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,214.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408695	$10,000	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408695. Member loan 408695 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	n/a	Debt-to-income ratio:	4.14%
Length of employment:	n/a	Location:	Croydon, PA

Home town:	Croydon
Current & past employers:	Super Fresh
Education:

This borrower member posted the following loan description, which has not been verified:

I' am requesting a personal for various reasons. I'am a good candidate for this because I always pay my bills on time and always more than what is expected. The loan will help a family member in need.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,133.00	Public Records On File:	0
Revolving Line Utilization:	24.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408712	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408712. Member loan 408712 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Union County Public Schools	Debt-to-income ratio:	11.90%
Length of employment:	5 years	Location:	Monroe, SC

Home town:	Fenton
Current & past employers:	Union County Public Schools, Starbucks
Education:	Western Michigan University, University of North Carolina at Charlotte (UNC)

This borrower member posted the following loan description, which has not been verified:

My husband and I are both teachers at a high risk title one elementary school. We currently live in a not so good neighborhood. We are wanting to start a family and move into a bigger home than what we have now. We are renting our current house and have found the home of our dreams and need some help coming up with the money for the down payment. It is a nicer home then we ever dreamed we could afford as two teachers and would greatly appreciate any assistance that you are willing to offer to help us reach our dream. Have a blessed day!

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,729.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408728	$4,975	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408728. Member loan 408728 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	USA Scientific	Debt-to-income ratio:	14.20%
Length of employment:	1 year	Location:	Holden, MA

Home town:	Bangor
Current & past employers:	USA Scientific, Valet Park of America
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Looking for a small personal loan to purchase a motorcycle.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,284.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408746	$6,200	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408746. Member loan 408746 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Golds Gym	Debt-to-income ratio:	7.13%
Length of employment:	2 years	Location:	Cypress, TX

Home town:	Louisville
Current & past employers:	Golds Gym, Fitness Inferno, Olympus Fitness
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt at a lower interst rate. I have never missed a payment, but over the past two years my credit card companies have somehow gotten away with increasing my interest rates over and over again. I pay over the minimum payment per month on all my cards by paying about $700-800.00 a month, but I just can't keep up with the rising interest rates. Can anyone please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$12,616.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 408783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408783	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408783. Member loan 408783 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	T.C. Investment Properties	Debt-to-income ratio:	23.17%
Length of employment:	1 year	Location:	Anaheim Hills, CA

Home town:	Bakersfield
Current & past employers:	T.C. Investment Properties, Advantage REO, Southern California Pipeline, 21 Oceanfront, Solstice Capital Group
Education:	Cypress College, Saddleback College, California State University-Long Beach (CSULB), Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I recently was introduced to this company Carbon Copy Pro, who is extremely successful in online marketing, selling financial education products that help the average person develop strategies to become wealthy. The company, Wealth Masters International, is the only product Carbon Copy Pro sells and for good reason as their students do extremely well. I have invested in the M1 product and would like to advance to the M2 which gives me a commission of $4,000 per sale. I have goals to reach the $100,000 income level within 6 months. I am requesting the loan to advance to the next level of Wealth Masters International. I am operating as a member of Carbon Copy Pro selling products of Wealth Masters International. Please consider my request at your discretion. Thank you.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1974	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,081.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408817	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408817. Member loan 408817 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	GE	Debt-to-income ratio:	10.64%
Length of employment:	7 years 3 months	Location:	HARTFORD, CT

Home town:
Current & past employers:	GE
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is to make a one-time payment to my ex-wife rather than monthly payments being made to cover her share of the equity in our home.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,376.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408833	$12,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408833. Member loan 408833 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,733 / month
Current employer:	Pepco Holdings	Debt-to-income ratio:	2.83%
Length of employment:	1 year	Location:	Potomac, MD

Home town:	Washington
Current & past employers:	Pepco Holdings, NorthStar Communications Group, EDS, Agriculture Department (USDA)
Education:	Capiol College, University of Maryland-College Park, Montgomery College

This borrower member posted the following loan description, which has not been verified:

Hello: Purpose of loan is to pay off 4 credit cards in full. I would like to pay 1 monthly payment as instead of shuffling money into higher interest rate credit cards. I am a Senior Engineer for a very stable utilities company in the Washington DC area. I get paid every two weeks and can afford to pay back the borrowed loan given a three year window. Need to borrow $12,363, but had to list $12,500 because it had to be a multiple of $25. Credit Card details AMEX $1688 Bank of America $6401 The reason for the amount of credit cards built up was due to a move from Texas to the DC area. I am now on track for a complete budget and am tired of paying these high interest rates on these credit cards. I have never missed any payments, have a paid off car and have an excellent credit score.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,363.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408835

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408835	$16,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408835. Member loan 408835 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	Schlumberger Ltd.	Debt-to-income ratio:	7.00%
Length of employment:	2 years 3 months	Location:	Anchorage, AK

Home town:	Edina
Current & past employers:	Schlumberger Ltd., CH2M Hill
Education:	Haas School of Business, UC Berkeley

This borrower member posted the following loan description, which has not been verified:

I am enrolled in grad school at UC Berkeley. I would use this loan to consolidate some debt and take the strain off while working part time and pursuing my MBA. Thanks for your time and consideration.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,323.00	Public Records On File:	0
Revolving Line Utilization:	31.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 408844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408844	$9,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408844. Member loan 408844 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,420 / month
Current employer:	Investment Technology Group	Debt-to-income ratio:	8.57%
Length of employment:	1 year 5 months	Location:	BROOKLYN, NY

Home town:	Guilford
Current & past employers:	Investment Technology Group
Education:	Northern Kentucky University

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate my current outstanding credit card debt into one monthly payment with a fixed loan.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,573.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408948	$8,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408948. Member loan 408948 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Sargent and Lundy LLC	Debt-to-income ratio:	18.06%
Length of employment:	2 years 1 month	Location:	wilmington, DE

Home town:	Syracuse
Current & past employers:	Sargent and Lundy LLC
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

This money will go to consolidate debt payments and 1 slightly major purchase. The debt is from credit cards that I used while in college which have all seen increases in the interest rates to very high levels. In the past I had not worried so much about the card interest or making lump payoffs in order to keep my primary checking in good order. The card companies have made the obvious mistake jacking up my interest (IMO)... I hope to pay investors of this loan a "fair" amount of interest instead and leave them with none. I am currently paying around $500/month to the various cards to avoid paying a ton of interest. About $3000 will take care of this debt. A consequence of paying on debt is that I've only saved about $1000 in the past 8 months. Therefore the other portion of this money will be going towards moving forward in a relationship (engagement). I feel I am a good candidate for this loan. I do have school and auto debt but it is very manageable. I also hold a good paying job as an engineer in a very stable industry. If there are any doubts or I have left something important out, please feel free to ask and I will enlighten you.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,948.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 408960

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408960	$25,000	18.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408960. Member loan 408960 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$15,000 / month
Current employer:	American Satellite Providers LLC	Debt-to-income ratio:	9.35%
Length of employment:	5 years	Location:	kaysville, UT

Home town:	Moab
Current & past employers:	American Satellite Providers LLC
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I own a Satellite company. We have been in business for 5 years. Due to the current economic situation with banks, we have had our credit lines reduced by over $17000.00 in the last few months. We used these credit lines to operate our business with equipment costs. Our cash flow has been severely affected because of this. We need to regain some leverage to effectively support our business, while consolidating our current debt to get it paid off as soon as possible. This money will be used to pay off the current balances on credit cards, and increase our cash flow. This way we can rehire sales reps we just let go, and add more to grow our business. We currently own exclusive rights to several new subdivisions in our area to provide Dish Network and Directv service. This will help us support these agreements and continue to develop more. Our business is good and consistent. We have never been late on any payments, and look forward a great financial relationship with a lender.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$51,241.00	Public Records On File:	0
Revolving Line Utilization:	94.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 408961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408961	$14,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408961. Member loan 408961 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	McCormick & Schmicks	Debt-to-income ratio:	9.66%
Length of employment:	10 months	Location:	Los Angeles, CA

Home town:	Portland
Current & past employers:	McCormick & Schmicks, Spago, Yoshida Group
Education:	Southern Oregon University

This borrower member posted the following loan description, which has not been verified:

I am looking to buy a 1998 Acura Integra Type-R. My car recently broke down and I have been without a car now for 3 months. With my yellow lab I am just not able to do it any longer. I found a person locally that is selling this car with only 57k miles. I have a good stable job in Beverly Hills and have very little expenses. I currently have $1500 a month that I either put into savings or use for household upgrades, etc. So monthly payments will not be an issue for me. I have a 745 credit score and am just not able to get a loan from my bank, due to the car being older than 2004, so I am using this service instead. Thank you for your consideration. -Josh McIntyre

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,100.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408965	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408965. Member loan 408965 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	H.C. Brill Co. Inc.	Debt-to-income ratio:	13.73%
Length of employment:	2 years 2 months	Location:	NORCROSS, GA

Home town:	West Decatur
Current & past employers:	H.C. Brill Co. Inc., The Schwan Food Company, The Pennsylvania State University
Education:	The Pennsylvania State University

This borrower member posted the following loan description, which has not been verified:

I have 2 credit card accounts with Chase and Capital One that I have a combined debt of $9,600 on them. They both recently just raised my APR from 5.4 and 5.99% respectively to over 10.9%. I have paid down these debts substantially over the last year (paid off about $4000). I have also just paid off another personal loan that I had with Wachovia ($8,000 over 4 years). I am finally in a financial position....making $66,000/yr and paying only $825/month rent (utilties included)......to pay off all the debt I accumulated in college and when first moving from PA to GA. I am looking to pay off this debt ASAP and don't want to give the credit card companies the satisfaction of getting any more money from me. Please help me achieve my goal. Thanks!

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,956.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408983	$1,800	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408983. Member loan 408983 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	San Luis Obispo County	Debt-to-income ratio:	17.30%
Length of employment:	2 years 1 month	Location:	TEMPLETON, CA

Home town:	bakersfield
Current & past employers:	San Luis Obispo County, city of templeton
Education:	university of montana

This borrower member posted the following loan description, which has not been verified:

major purchase

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,634.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409001	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409001. Member loan 409001 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Norwalk-La Mirada School District	Debt-to-income ratio:	13.85%
Length of employment:	7 years	Location:	Buena Park, CA

Home town:	Fullerton
Current & past employers:	Norwalk-La Mirada School District, Home Base
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Adding Mother-in-Law Room.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,119.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409066

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409066	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409066. Member loan 409066 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Senior Assist LLC	Debt-to-income ratio:	10.85%
Length of employment:	3 years	Location:	Spokane Valley, WA

Home town:	Syracuse
Current & past employers:	Senior Assist LLC
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

We are a home care agency in Spokane, WA. Looking for operational capital to float our payroll, and pay short term debt. Our company grosses over $600,000. We have been in business for 3 years.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,204.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409071

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409071	$15,400	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409071. Member loan 409071 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,833 / month
Current employer:	Old Cutler Developers	Debt-to-income ratio:	15.68%
Length of employment:	7 months	Location:	Doral, FL

Home town:	Yonkers
Current & past employers:	Old Cutler Developers
Education:	Herbert H Lehman College

This borrower member posted the following loan description, which has not been verified:

Fully employed with $1000 residual income left over every month after all expenses are paid. Have a part time home based business that does very well. Want to expand and see if it can become a more permanent thing. I feel with a little infusion of excess capital can definatly do this.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,929.00	Public Records On File:	0
Revolving Line Utilization:	15.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409094

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409094	$6,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409094. Member loan 409094 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	BEVERAGE DIST. CO.	Debt-to-income ratio:	11.62%
Length of employment:	3 months	Location:	PARKER, CO

Home town:	Memphis
Current & past employers:	BEVERAGE DIST. CO.
Education:	University of Mississippi Main Campus

This borrower member posted the following loan description, which has not been verified:

Thank you for considering us for this loan. My wife and I recently found out we would be having twins. We are really excited!!!! We are looking for a loan to help finish our 50% complete basement. We need to get the basement finished to have a little more room for everyone. My wife had a loan through lending club and it was great. We decided to go this route again since everything went so smooth. Feel free to ask any questions. Thanks

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	52
Revolving Credit Balance:	$9,337.00	Public Records On File:	1
Revolving Line Utilization:	32.60%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 409129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409129	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409129. Member loan 409129 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Procell Logging Inc	Debt-to-income ratio:	15.17%
Length of employment:	5 years 2 months	Location:	RUSTON, LA

Home town:	Winnfield
Current & past employers:	Procell Logging Inc
Education:	Louisiana Tech University, Texas Tech University

This borrower member posted the following loan description, which has not been verified:

The loan at 13.45% is better than paying the higher credit card rates. I appreciate the opportunity. Thank you.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,328.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409148	$6,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409148. Member loan 409148 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	United States Environmental Protection Agency	Debt-to-income ratio:	5.69%
Length of employment:	7 years 1 month	Location:	Piscataway, NJ

Home town:	Newark
Current & past employers:	United States Environmental Protection Agency, Weston Solutions
Education:	University of Denver

This borrower member posted the following loan description, which has not been verified:

Motorcycle Loan

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,166.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 409164

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409164	$10,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409164. Member loan 409164 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	Home Depot	Debt-to-income ratio:	2.02%
Length of employment:	1 year	Location:	Huntington Station, NY

Home town:	Queens
Current & past employers:	Home Depot, Column Web Graphics
Education:	Stony Brook University

This borrower member posted the following loan description, which has not been verified:

I am looking for a $10,000 loan for a motorcycle purchase. I currently have no bills because I live with my parents so I have plenty of funds available for payments.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,646.00	Public Records On File:	0
Revolving Line Utilization:	78.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 409173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409173	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409173. Member loan 409173 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$58,333 / month
Current employer:	n/a	Debt-to-income ratio:	9.64%
Length of employment:	18 years 5 months	Location:	Gaithersburg, MD

Home town:
Current & past employers:	Self-Employed
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I have owned a small business for over 18 years and recieve payments from my clients on a quarterly basis. I typically recieve about $200,000 quarterly. My tax bill this past year was more than what I expected which required me to use a credit card advance. I plan on paying off the balance when I recieve my next quarterly income payment which will not occur again until July 30th. I have excellent credit.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,139.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409181	$1,750	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409181. Member loan 409181 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Andrew Stridiron	Debt-to-income ratio:	15.84%
Length of employment:	1 year 5 months	Location:	Arlington, PA

Home town:	Philadelphia
Current & past employers:	Andrew Stridiron
Education:	Art Institute of Washington, West Virginia University

This borrower member posted the following loan description, which has not been verified:

I would like to borrow this amount to finish school. I have been having problems getting other loans so my hope is to get money from here now. I have had to pay off some of my loans after leaving the first college I went to which was West Virginia University. I was barely late on paying the loans back. Now I'm at the Art Institute of Washington and my major is Bachelors in Audio Production. So far I have completed about a year and a half of school. I have one more year and half left. So I should be done by the end of fall quarter of next year (Dec, 2010). I will use this money only for school which should cover all of my tuition and on campus housing expenses up till that time when I graduate. I'm a good, reliable and responsible candidate for the loan because I have experienced a lot of expenses that I have had to pay for in life. I know the importance of paying the money back when needed to. I also plan to look for good job companies and apply my interests and currest position in school while I'm in school. Getting a job right away after I graduate will be a good start and preparation for when I will have to pay the money back. This way, I will not put myself in danger of not being able to pay the money back. Not only will I look for a job, but will also work on my secondary job as a recording rap artist and Electronic DJ to get extra money. My current plan is to look for a scholarship to help pay for loans in the future if that is possible. I have completed so much in school. So I definately do not want to withhold my position from going to school at this moment, because I don't have enough money or can't get any loans. Thanks so much for at least giving me this opportunity to apply.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409191

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409191	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409191. Member loan 409191 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$5,000 / month
Current employer:	Credit Suisse	Debt-to-income ratio:	14.86%
Length of employment:	2 years 7 months	Location:	San Francisco, CA

Home town:	Seoul
Current & past employers:	Credit Suisse, Citibank
Education:	University of Missouri-Columbia

This borrower member posted the following loan description, which has not been verified:

Wanting to pay off two credit cards charging extremely high interest rates (Discover & Associates Visa). I have excellent credit, no longer use credit cards, and am just looking to pay off the debt as soon as possible. I have a steady income and make payments on time each month, paying more than the minimum requirement.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,439.00	Public Records On File:	0
Revolving Line Utilization:	57.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409248

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409248	$4,600	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409248. Member loan 409248 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,250 / month
Current employer:	American Airlines	Debt-to-income ratio:	8.00%
Length of employment:	14 years	Location:	Chicago, IL

Home town:	Oak Park
Current & past employers:	American Airlines
Education:	National Labor College

This borrower member posted the following loan description, which has not been verified:

Repayment to family members. Sudden Death of Mom (repayment of expenses) Debt Consolidation. Reatin Legal help. (Laywer)

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1989	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	53	Months Since Last Delinquency:	74
Revolving Credit Balance:	$6,909.00	Public Records On File:	1
Revolving Line Utilization:	29.20%	Months Since Last Record:	96
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 376737

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
376737	$3,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 376737. Member loan 376737 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	The Home Depot	Debt-to-income ratio:	15.11%
Length of employment:	6 years 4 months	Location:	Rochester, NY

Home town:	Fort Benning
Current & past employers:	The Home Depot
Education:	University at Buffalo

This borrower member posted the following loan description, which has not been verified:

Consolidate two cards under a much lower interest rate. Regular payments over a length of time. Automatic payments every month.

A credit bureau reported the following information about this borrower member on February 2, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	47
Revolving Credit Balance:	$12,811.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 403630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403630	$4,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403630. Member loan 403630 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Ernst & Young	Debt-to-income ratio:	2.62%
Length of employment:	10 months	Location:	Boston, MA

Home town:	Winchester
Current & past employers:	Ernst & Young
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan for a motorcycle. I have a very good credit score (700-800) and I have never missed a payment on a credit card or bill to my knowledge. I am currently employed at Ernst & Young in downtown Boston and live in Beacon Hill.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,109.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404057	$9,250	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404057. Member loan 404057 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Financial Management Strategies	Debt-to-income ratio:	16.28%
Length of employment:	7 years	Location:	Medina, OH

Home town:	St. Charles
Current & past employers:	Financial Management Strategies, Key Corp.
Education:	Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I have credit cards that I am paying extra on, and they are zero percent right now, but that will change in six months. I expect rates to increase over the next few years, so I want to lock in a fixed rate now. I have no problem making payments and paying extra on principle, this is more of a realization interest rates will go up in the near future. I have a good stable job where I am a partner in a firm, so I can not be fired. We have been in business for seven years and we have survived the 2000 bear market and are surviving this one as well. My FICO score is around 780, as I just bought out my car lease last month.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	23
Revolving Credit Balance:	$10,111.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 405415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405415	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405415. Member loan 405415 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,008 / month
Current employer:	NJM Insurance Group	Debt-to-income ratio:	10.55%
Length of employment:	1 year 2 months	Location:	Blackwood, NJ

Home town:	Bridge City
Current & past employers:	NJM Insurance Group
Education:	Rowan University

This borrower member posted the following loan description, which has not been verified:

Looking for investors / lenders to help secure a fast growing Franchise out of Beverly MA. Information about the company can be found on their website at www.NEHOTDOG.com I have already met with the CEO of the company and together we've researched possible locations for the Southern New Jersey Location. This loan request will satisfy the need of working capital and complete the quest for financing. Thanks for your anticipated interest. Sincerely, Benjamin Bard Goldbar Development LLC

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	43
Revolving Credit Balance:	$53,287.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 406007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406007	$3,250	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406007. Member loan 406007 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,291 / month
Current employer:	Dimock Center	Debt-to-income ratio:	24.62%
Length of employment:	2 months	Location:	Boston, MA

Home town:	Boston
Current & past employers:	Dimock Center
Education:	Fisher College

This borrower member posted the following loan description, which has not been verified:

I owe $22,000 on my leased vehicle and the monthly payments are a bit high for me, so I was looking into a loan that would lower my payments that would not jeopardize my credit and ownership of my car.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,799.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406336	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406336. Member loan 406336 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	RIVERHEAD BAY MOTORS	Debt-to-income ratio:	9.77%
Length of employment:	3 years 7 months	Location:	SOUND BEACH, NY

Home town:	BROOKLYN
Current & past employers:	RIVERHEAD BAY MOTORS
Education:

This borrower member posted the following loan description, which has not been verified:

I AM REQUESTING THIS LOAN IN ORDER TO FINANCE NEW SIDING AND A ROOF ON MY HOME. I AM A RESPONSIBLE, HARD WORKING INDIVIDUAL WHO IS SEEKING TO IMROVE HIS HOME.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	53
Revolving Credit Balance:	$2,670.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407249

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407249	$2,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407249. Member loan 407249 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,025 / month
Current employer:	JACKSON NORTH MEDICAL CENTER	Debt-to-income ratio:	16.60%
Length of employment:	2 years 5 months	Location:	MIAMI, FL

Home town:	Kosice
Current & past employers:	JACKSON NORTH MEDICAL CENTER, ALOHA FREIGHTWAYS,INC
Education:	National School of Technology Inc.

This borrower member posted the following loan description, which has not been verified:

My HOA filed a lien on my condo due to unpaid association fees. I live in 2/2 condo and previous association increased the fees without notifying the owners. So I refused to paid $230.00, because they don't take care of the property as they should. I haven't been late on any other bills especially my mortgage. I didn't realized they would go so far. Unfortunately, now I'm paying for it. They gave me 30 days to pay off the debt , othewise they'll begin foreclosure process that I want to avoid. I would really appreciate your help in this matter. Thank You.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,107.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407735	$2,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407735. Member loan 407735 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Delta Air Lines	Debt-to-income ratio:	22.14%
Length of employment:	36 years 2 months	Location:	San Antonio, TX

Home town:	San Antonio
Current & past employers:	Delta Air Lines
Education:	Tennessee State University

This borrower member posted the following loan description, which has not been verified:

My son is planning to attend summer classes at the school he is a student of, Xavier University. He is a pre-med student and is hoping to lighten up his workload during the fall semester. Thank you for this opportunity.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	7
Revolving Credit Balance:	$2,909.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408043	$4,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408043. Member loan 408043 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	henry county health department	Debt-to-income ratio:	21.45%
Length of employment:	3 years	Location:	HOLGATE, OH

Home town:	mcclure
Current & past employers:	henry county health department
Education:

This borrower member posted the following loan description, which has not been verified:

loan for swimming pool

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,164.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408333

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408333	$5,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408333. Member loan 408333 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$800 / month
Current employer:	Edsue	Debt-to-income ratio:	3.38%
Length of employment:	6 months	Location:	Katy, TX

Home town:	Houston
Current & past employers:	Edsue
Education:	Louisiana State University and Agricultural & Mechanical College (LSU)

This borrower member posted the following loan description, which has not been verified:

I need this loan to continue my education at Lousiana state university A&M College.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$90.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408351	$3,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408351. Member loan 408351 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	ADP	Debt-to-income ratio:	22.08%
Length of employment:	2 years 8 months	Location:	EL PASO, TX

Home town:	El Cajon
Current & past employers:	ADP, Automatic Data Processing Inc.
Education:	American Intercontinental University at Atlanta

This borrower member posted the following loan description, which has not been verified:

This is for a Wedding loan.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,277.00	Public Records On File:	0
Revolving Line Utilization:	77.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 409049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409049	$10,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409049. Member loan 409049 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,000 / month
Current employer:	USG	Debt-to-income ratio:	11.67%
Length of employment:	5 years 2 months	Location:	Rocky Face, GA

Home town:
Current & past employers:	USG, USMC
Education:	NCSU

This borrower member posted the following loan description, which has not been verified:

My HVAC unit just faced an unexpected need of replacement. With summer coming on, it was a must do. While being able to swing the majority of the cost, I had to place some of the burden on credit cards. I am applying for this loan in order to pay down the balance on those cards, and to put a cushion back in the savings acct. All three of my bureau reports are spotless.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,198.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 409088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409088	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409088. Member loan 409088 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Techsolutions Corp	Debt-to-income ratio:	4.85%
Length of employment:	6 years	Location:	Burke, VA

Home town:	Niles
Current & past employers:	Techsolutions Corp, Alaska National Bank, Northwestern National Insurance, Unisys Corp.
Education:	The Wharton School of the University of PA, Ball State University

This borrower member posted the following loan description, which has not been verified:

Cash Flow for new hires and business growth

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1971	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$276,570.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409292

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409292	$11,400	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409292. Member loan 409292 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,667 / month
Current employer:	Emich VW	Debt-to-income ratio:	14.97%
Length of employment:	1 year 8 months	Location:	ENGLEWOOD, CO

Home town:	Denver
Current & past employers:	Emich VW, McDonald Audi
Education:	Northwood University

This borrower member posted the following loan description, which has not been verified:

I am taking the money to pay off my one balance on a wellsfargo credit card.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	58
Revolving Credit Balance:	$10,402.00	Public Records On File:	0
Revolving Line Utilization:	76.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 409348

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409348	$7,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409348. Member loan 409348 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,292 / month
Current employer:	University of California	Debt-to-income ratio:	9.29%
Length of employment:	2 years 10 months	Location:	Albany, CA

Home town:	Eureka
Current & past employers:	University of California, AT&T Inc.
Education:	University of Pittsburgh-Main Campus, University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

In the last year, I've dislocated my shoulder, broken an ankle, and then needed surgery to repair the damaged shoulder. After insurance did their bit, I've still got nearly $6,000 in medical bills. I'm a graduate student with a small but steady income. I supplement my income by tutoring during the academic year. I intend to make the required payments from my income, and to pay down the debt more quickly when tutoring income is available. The loan will be used to pay off the entirety of the medical bills and to put a month's living expenses back in the bank.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	81
Revolving Credit Balance:	$1,783.00	Public Records On File:	0
Revolving Line Utilization:	61.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409356

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409356	$2,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409356. Member loan 409356 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,833 / month
Current employer:	Insure-Rite	Debt-to-income ratio:	10.47%
Length of employment:	4 years	Location:	SALT LAKE CITY, UT

Home town:	Salt Lake City
Current & past employers:	Insure-Rite
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I had a medical emergency six weeks ago and I am trying to consolidate all of those bills into one payment. I have worked at the same job for 4 years and I am very responsible about paying my bills on time.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,873.00	Public Records On File:	0
Revolving Line Utilization:	93.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409378	$7,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409378. Member loan 409378 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	English + Associates Architects, Inc.	Debt-to-income ratio:	13.86%
Length of employment:	11 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	English + Associates Architects, Inc., WHR, Architects, HOK
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

The balances just aren't going down fast enough thanks to the high interest rate and I can't afford to pay them off in full right now. I would be able to pay them off quickly if the rates were reasonable.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	7
Revolving Credit Balance:	$16,364.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409383	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409383. Member loan 409383 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Chicken Monkey Inc	Debt-to-income ratio:	4.66%
Length of employment:	1 year 9 months	Location:	PAWLING, NY

Home town:	Queens
Current & past employers:	Chicken Monkey Inc, Jupiter Wines LLC
Education:

This borrower member posted the following loan description, which has not been verified:

My fiance and I are currently trying to improve our credit in hopes of buying a house in the near future. We would like to eliminate the majority of our bills and simultaneously improve our financial status. If we were given this chance, we would be able to give ourselves a good head start in our new lives together. We both are hard workers who just need a chance. Thank You for the consideration. Joshua Foehner

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,062.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409404	$15,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409404. Member loan 409404 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Bavarian Soundwerks, LLC	Debt-to-income ratio:	19.49%
Length of employment:	4 years 7 months	Location:	Atlanta, GA

Home town:	Savannah
Current & past employers:	Bavarian Soundwerks, LLC
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

I am one of the owners of www.bavsound.com. Last year, I used my personal credit cards to provide additional capital to the business to maintain higher levels of inventory to reduce shortages. Unfortunately, this had the unintended consequence of lowering my credit score and reducing the availability of credit through our other financing sources (such as our American Express accounts). The purpose of this loan is to allow me to pay off these credit card balances, improving my credit rating by improving the ratio of used credit to available credit, thereby increasing available capital to the business through other financing sources. In addition, this will also reduce overall interest expense for the total debt. Finally, it is worth noting that I am NOT personally paying the vast majority of current credit card payments. Instead, my business pays these payments directly as the debt was created for the express purpose of use within the company. Should you wish to review company financial statements from the last three years through Q1 2009, please let me know. You'll need to sign an NDA, but I am happy to provide them.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,869.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409416	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409416. Member loan 409416 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Open Tech	Debt-to-income ratio:	16.62%
Length of employment:	3 years 6 months	Location:	San Antonio, TX

Home town:	Lakewood
Current & past employers:	Open Tech, Fidelity National Information Services, Positive Scribe Productions
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to cover an investment in an Off-Broadway theatrical production. The performance has sold out venues in Atlanta, Las Vegas, and Washington, DC. This year's tour schedule includes Chicago, Atlanta, New York City, Washington, DC, Dallas, and Los Angeles. This is the fourth year for the production, and funds are needed to cover travel expenses and venue costs. The play, written and produced by award-winning best-selling author Laurinda D. Brown, has been covering nationally by the Miami Herald, Baltimore Outloud, The Southern Voice, The Washington Blade, and numerous other media outlets. Ms. Brown's works have received 5-star reviews from the Mid-West Book Review and Publisher's Weekly. As I am a financially responsible individual who believes in this production and the message it conveys, I am good candidate for this loan. My credit speaks for itself.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	2
Revolving Credit Balance:	$2,744.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409422	$9,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409422. Member loan 409422 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Ameriprise Financial	Debt-to-income ratio:	6.60%
Length of employment:	2 years 8 months	Location:	Austin, TX

Home town:	McAllen
Current & past employers:	Ameriprise Financial, Gonski and Associates
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Michael Sanchez, I am 23 and I am an associate financial advisor for a franchise of Ameriprise Financial in Austin. I am wanting to consolidate all of my credit card bills into one easy format that will have me on track to reaching my financial goals. Currently, my debt obligations are easily paid off from my budget. This is simply an extra step I am choosing to make to help my credit score out and stop stop giving all of these credit card companies my money. The majority of my credit card debt has come from moving expenses (after college and such), marketing for my business (I started out working for myself which is common if you are in the financial advising field) and other expenses that I was ill equipped for at the time. I am currently on a base salary of $50,000 annually. This alone covers my living expenses and provides me with the opportunity to save into my SIMPLE IRA (401(k) on a regular basis. I have a very secure job since I have been working for my firm for a few years now and have adopted the role of tech person, office manager and financial advisor. I am fully licensed with a series 7,66 and state insurance license for Texas. I also hold a CRPC (Chartered Retirement Planning Councilor) designation and am planning to attain my CFA (Chartered Financial Analyst) designation within the next two years hopefully. My budget breaks down as follows: Net Pay: $2,800 Monthly (please note I could always reduce my savings level into my SIMPLE which is at 8% currently if I need more cash flow) Rent: $700 Electricity:$100 Cell Phone:$100 Water: $50 Cable:$100 Student Loans: $175 Credit Cards: $325 Food/Entertainment: $400 Car Insurance: $50 Gas and Misc: $100 Life insurance: $25 Total : $2125 monthly "Surplus" : $675 Monthly I have never been late on any type of payment to anyone. Pay all of my student loans (I attended the University of Texas for two years and chose to pay all loans as they have come due) and have done a P2P loan on Prosper before. As mentioned above in my expense column I have a $250,000 face value (10 yr term) life insurance policy on myself that will more than meet my obligations should something happen to me. Please let me know if you have any questions or concerns. Thanks for your consideration. Cordially, Michael R. Sanchez CRPC (R)

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,703.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409429	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409429. Member loan 409429 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Caminol Management	Debt-to-income ratio:	15.78%
Length of employment:	2 years 3 months	Location:	AUBURN, CA

Home town:	Redding
Current & past employers:	Caminol Management
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

Used to consolidate Credit Card debt.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,826.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409452	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409452. Member loan 409452 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,633 / month
Current employer:	Narconon	Debt-to-income ratio:	2.20%
Length of employment:	7 years 3 months	Location:	Van Nuys, CA

Home town:	Cleveland
Current & past employers:	Narconon, Ohio State University
Education:	Ohio State University Agricultural Technical Institute

This borrower member posted the following loan description, which has not been verified:

This is full payment on a foreclosure home that I will own for $23,900. The home will be sold to a family who will live in the home. Once sold another home will be purchased by me to be sold to another family and so on. In the 1970's I purchased and lease-optioned 8 single family homes in Ohio. Owned these properties for about 10 years. Divorce forced sale of these homes. The homes I am currently buying will be through Stone Equity Group and will be in Ohio, Indidana and other midwest states. They will be in saleable condition when I purchase them. For more information on Stone Equity group see www.stoneeg.com. Purchase price will be $23,900 (I have the remainder of the purchase price) and sale price will be approximately $45,000 (possibly more).

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,476.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409457	$5,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409457. Member loan 409457 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:	DR MORENO OFFICE	Debt-to-income ratio:	4.59%
Length of employment:	23 years 7 months	Location:	MIAMI, FL

Home town:	Miami
Current & past employers:	DR MORENO OFFICE
Education:	UNIVERSITY OF MIAMI

This borrower member posted the following loan description, which has not been verified:

HI MY NAME IS JOSEPH AND I NEED YOUR HELP. MY GRANDSON WAS DIAGNOSED WITH CANCER ABOUT 6 MONTHS AGO AND MY DAUGHTER CAN NOT AFFORD THE MEDICAL EXPENSES . I REALLY NEED YOUR HELP. MAY GOD BLESS YOU AND YOUR FAMALIES

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1972	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409472	$6,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409472. Member loan 409472 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,133 / month
Current employer:	Dr. ross medical	Debt-to-income ratio:	6.56%
Length of employment:	7 years 9 months	Location:	miami, FL

Home town:	Miami
Current & past employers:	Dr. ross medical
Education:

This borrower member posted the following loan description, which has not been verified:

Hello lending club!! My name is angela and my grandson needs your help. He just graduated from high school and wants to start college in the fall. He is currently $7,000 short of paying his tuition. I will be very honored if your family can help mine. thank you and god bless.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	49
Revolving Credit Balance:	$22,687.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409473

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409473	$6,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409473. Member loan 409473 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Oxbo International	Debt-to-income ratio:	13.38%
Length of employment:	2 years 8 months	Location:	Everson, WA

Home town:	Lynden
Current & past employers:	Oxbo International, Heath Tecna, Mid Columbia Engineering
Education:	Bellingham Technical College

This borrower member posted the following loan description, which has not been verified:

My wife and I got married a little over a year ago, and have some remaining wedding debt that we would like to refinance at a better rate. We are good candidates for a loan because we always pay our bills on time, and are very goal oriented (want to buy a house after all our debt is paid off). I am a mechanical designer in a stable company designing agricultural harvesting equipment, and my wife is a nursing assistant.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,678.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409498	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409498. Member loan 409498 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	Freelance Project Hire	Debt-to-income ratio:	7.08%
Length of employment:	4 months	Location:	Los Angeles, CA

Home town:	St. Louis
Current & past employers:	Freelance Project Hire, Viacom
Education:	Truman State University

This borrower member posted the following loan description, which has not been verified:

Thank you for taking the time to think about me and my opportunity as your next investment. I've been investing in real estate, specifically single family homes and multi-family homes for the last 4 years. I currently own and co-own 3 properties totaling 7 units that I have been the principal operator of. With the current decline in the real estate market, my research and connections have brought me many opportunities to expand my business further with additional holdings. I'm here to ask for your help in funding my venture and to support me in my future success. I wish you the best of luck in your investing endeavors.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$183,963.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409503	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409503. Member loan 409503 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,560 / month
Current employer:	Town of Seneca Falls Highway	Debt-to-income ratio:	20.83%
Length of employment:	n/a	Location:	Seneca Falls, NY

Home town:	Seneca Falls
Current & past employers:	Town of Seneca Falls Highway, Corial Affiliates
Education:	Stevens Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I work for the Town of Seneca Falls Highway Dept. full time. They pay 9$ per hour guaranteed 40 hours a week at least. My Gross monthly income is 1548$. I am applying to get my first car. I found a 1968 Pontiac Lemans, cloned to a GTO. 4000$ would put it on the road and register it and insure it. I would like a loan for 4-5 years. I am 20 years old and unable to have a cosigner and since the car is not a 2000 or newer, no bank will help me.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,740.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409547	$4,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409547. Member loan 409547 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Staples	Debt-to-income ratio:	23.20%
Length of employment:	4 years	Location:	SALEM, NH

Home town:	Groveland
Current & past employers:	Staples
Education:	Northern Essex Community College

This borrower member posted the following loan description, which has not been verified:

Hi Lender, this loan is to help us with our first home purchase. In the past few years we have worked hard to improve our credit. We have never missed a credit card payment or car payment in the past 3 to 4 years. Please help us to make our dream of home ownership a reality. Thank you, Patrick Vance

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	50
Revolving Credit Balance:	$4,557.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409552	$7,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409552. Member loan 409552 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	reliable carbonic	Debt-to-income ratio:	21.67%
Length of employment:	14 years	Location:	south river, NJ

Home town:	new brunswick
Current & past employers:	reliable carbonic, sunoco
Education:

This borrower member posted the following loan description, which has not been verified:

I had a very hard time at the beginning of this year. I am back on track to working full time but i am starting to fall behind. I have 2 jobs that i can get all the work i need but i need something to tie me over. Can someone please help me i am an honest hard working guy that will do anything for anybody at any time.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,550.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409561	$18,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409561. Member loan 409561 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,483 / month
Current employer:	integris hosp/medassurant	Debt-to-income ratio:	6.69%
Length of employment:	4 years 3 months	Location:	nowata, OK

Home town:	shelby
Current & past employers:	integris hosp/medassurant, ConocoPhillips worked for 33 years
Education:

This borrower member posted the following loan description, which has not been verified:

We're wanting to build a 32x32 metal building. We have the foundation finished, just need the building. We purchased this home about 2 years ago and would like a garage/storage for tools and such. We have always paid our bills on time and our credit scores were always 720 to 768, but recently the credit card companies reduced our credit limits to the balance we owed and now our scores have dropped significantly. They have even noted as being over credit limit, due to this drop. It was not because of a purchase.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409568	$8,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409568. Member loan 409568 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Millikin	Debt-to-income ratio:	21.06%
Length of employment:	33 years 6 months	Location:	Clinton, SC

Home town:	Clinton
Current & past employers:	Millikin, US Army
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to completely remodel my kitchen, update it. I also want to expand the den area, and redo the bathroom for more space.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1979	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,198.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409593

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409593	$2,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409593. Member loan 409593 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Tallahassee Memorial Healthcare	Debt-to-income ratio:	16.33%
Length of employment:	2 years 6 months	Location:	Tallahassee, FL

Home town:	Plainfield
Current & past employers:	Tallahassee Memorial Healthcare, Flagstaff Medical Center, Vertical Relief Climbing Center, Northern Arizona University
Education:	Tallahassee Community College, Coconino County Community College, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I am entering nursing school in the fall and currently working as an EMT. I also have a few hundred dollars of high interest credit card debt that I want to erase before entering a demanding nursing program.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	69
Revolving Credit Balance:	$1,159.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409611	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409611. Member loan 409611 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,221 / month
Current employer:	CAREFISRT	Debt-to-income ratio:	3.93%
Length of employment:	5 years 11 months	Location:	WASHINGTON, DC

Home town:	WASHINGTON
Current & past employers:	CAREFISRT
Education:

This borrower member posted the following loan description, which has not been verified:

I'd like to pay off my existing credit card debt at a more affordable rate. I have always maintained an excellent credit rating and I'm sure that you can see from my credit history that I'm responsible with my credit.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,873.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409613

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409613	$9,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409613. Member loan 409613 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	CON-WAY FREIGHT	Debt-to-income ratio:	9.15%
Length of employment:	4 years 9 months	Location:	MIAMI, FL

Home town:	HAVANA
Current & past employers:	CON-WAY FREIGHT, ROADWAY EXPRESS
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Loan to pay back taxes

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$644.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409616

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409616	$5,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409616. Member loan 409616 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,292 / month
Current employer:	KForce	Debt-to-income ratio:	18.45%
Length of employment:	5 months	Location:	RESTON, VA

Home town:	Managua
Current & past employers:	KForce, Global Crossing, Ciber, DYSIS
Education:	American Intercontinental University Online, Broward Community College

This borrower member posted the following loan description, which has not been verified:

I am diabetic with type 2 diabetes. Because of the diabetes I had a heart attack last October. I am only 35 years old. The doctors tell me that the diabetes is making my arteries smaller. Since October I have had 3 stents put in my left artery to open up all the blockages that I had. If I were to get the loan I would use the money to help me pay for a gastric sleeve surgery, this is a type of weight loss surgery. Studies show that overweight diabetic type 2 patients benefit from this surgery by putting the diabetes in remission or completly eliminating it. I want the surgery because it would help with my diabetes and my weight. I would like to be able to live a life where I do not have to worry about getting more heart attacks or worry about my sugar all the time. I have been diabetis for 11 years. I would like to be able to travel but I cannot since I have to have my cardiologist near by since I suffer from silent heart attacks. In the past 5 months I have been in the hospital 4 times. This surgery would greatly reduce the visits to the hospitals. If I got the loan I would repay it on time. My salary at the moment is $48k a year and in July I will start at new job where I will be earning $55k a year. I have saved up for most of the surgery which costs $20K I am only missing $5500.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	45
Revolving Credit Balance:	$11,812.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409629

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409629	$14,900	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409629. Member loan 409629 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Walden House	Debt-to-income ratio:	17.54%
Length of employment:	1 year 11 months	Location:	San Francisco, CA

Home town:	Washington
Current & past employers:	Walden House, Tides Center, Center for Health Training
Education:	University of California-Berkeley (Cal UC Berkeley), San Jose State University

This borrower member posted the following loan description, which has not been verified:

I am in the process of addressing a high-interest loan. I have a solid track record of making my loan payments on time and in full and am trying to get a better interest rate on a loan with an interest rate of 14.25%. I got this loan to try to consolidate credit card debt I accumulated while in graduate school pursuing my Master of Public Health degree. This loan will be used to pay off this loan and get my debt under control. I live in an expensive city, just turned 30 and now, more than ever, realize that I need to save money if I am to have children and eventually retire, which I cannot do given my current high interest debt. I would much rather pay off my loan to Lendin Club members who can benefit from the interest than continue paying high interest to a commercial bank. My financial situation: I am a good candidate for this loan because I pay my rent and all of my bills on time; I am committed to paying off my debt; and I have a solid track record with employers (I have never been terminated and I am currently employed in a very stable job. I have recently been given a glowing review and will be receiving a 5% pay increase in June).

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,504.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409648	$7,750	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409648. Member loan 409648 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Ethan Allen	Debt-to-income ratio:	18.76%
Length of employment:	3 years 4 months	Location:	Atlanta, GA

Home town:	Cumming
Current & past employers:	Ethan Allen
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

We are looking for working capital for our 2+yr old business. Banks have really tightened up, especially when it comes to a young couple trying to get ahead. We own a sucessful millwork company, providing cabinets and countertops to Medical Facilities and Doctor's offices. This seems to be a great market, fairly insulated from the economy's troubles. We work with our manufacturing partners, as a project managment company, holding the contracts. Cash flow is a major piece of our business, as we often must pay our suppliers before we are funded for our work. A great year of growth, and some slower paying customers have put us in somewhat of a tight spot. This loan will help us to operate smoothly, and support some further growth. We appreciate all of your help!

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	47
Revolving Credit Balance:	$17,261.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409658	$3,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409658. Member loan 409658 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	R and D Systems Inc.	Debt-to-income ratio:	1.24%
Length of employment:	8 years 11 months	Location:	SOMERSET, WI

Home town:	Shell Lake
Current & past employers:	R and D Systems Inc., Hosokawa Bepex Corp.
Education:	University of Wisconsin-Eau Claire

This borrower member posted the following loan description, which has not been verified:

Debt consolidation.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$1,919.00	Public Records On File:	1
Revolving Line Utilization:	19.80%	Months Since Last Record:	42
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409675	$23,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409675. Member loan 409675 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Aeromark	Debt-to-income ratio:	12.21%
Length of employment:	13 years 2 months	Location:	Safford, AZ

Home town:	Bisbee
Current & past employers:	Aeromark, Map Mobile
Education:	Eastern Arizona College

This borrower member posted the following loan description, which has not been verified:

I am requesting to be approved for a loan in the amount of 23,500.00 to pay on my bank of america credit card. I used my B of A card to pay for my father's hip surgery. Since his insurance refused to pay for his surgery and he didn't have the funds to pay for it, I felt it was the right thing to do. I wanted my father to be able to walk again and do the things he is accustomed to doing. B of A has decided to punish good customers like me and raise my interest rate through the roof when I have never missed or been late on a payment. This has angered me and I really don't want to do business with them any longer. I have very good credit and have a very good standing with all companies I have delt with. I have never been late or missed a payment with any company, therefore, my credit report should reflect that. I have been employed with the same company for over 13 years and my job is stable. I hope I can get approved and start doing business with you. Thank you.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1974	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,872.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409741	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409741. Member loan 409741 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,516 / month
Current employer:	Woodbine Board of Education	Debt-to-income ratio:	3.93%
Length of employment:	6 years 7 months	Location:	Woodbine, NJ

Home town:	Jersey City
Current & past employers:	Woodbine Board of Education, Atlantic Human Resources Head Start Project
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

Loan for college tuition to graduate by August 2009

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,268.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409745	$16,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409745. Member loan 409745 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,733 / month
Current employer:	American Sporex Inc.	Debt-to-income ratio:	16.13%
Length of employment:	5 years 6 months	Location:	Cypress, CA

Home town:	Yokohama
Current & past employers:	American Sporex Inc.
Education:	Yokohama National University

This borrower member posted the following loan description, which has not been verified:

I have 2 business credit cards; Advanta, and American Express. The APT on my personal credit cards went down under 10% on every cards(exept Blooming dale Visa Card), but the APR on my business credit cards went up so high as much as 19.99%. I just want to pay them off (it's about $13,000), and my Bloomingdale cards ($3,000) so that I save money on my APR. I was going to get a personal loan with Bank of America, however they do not offer personal loan products anymore. I heard Lending Club from my regular customer and the Lending Club offers loan product with low APR and fast funding from good investors. I hope I can also get help from Lending Club like my customer did. Thank you for reading my listing. Have a good day everyone.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,780.00	Public Records On File:	1
Revolving Line Utilization:	70.30%	Months Since Last Record:	22
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409754

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409754	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409754. Member loan 409754 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Chadbourne & Parke LLP	Debt-to-income ratio:	15.02%
Length of employment:	1 year 3 months	Location:	Staten Island, NY

Home town:	Brooklyn
Current & past employers:	Chadbourne & Parke LLP
Education:	Wagner College, Berkeley College at New York

This borrower member posted the following loan description, which has not been verified:

I am working on getting out of debt. I have been closing credit accounts and am now working on the final ones. Need loan to just pay one monthly payment and close out cards once and for all.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	57
Revolving Credit Balance:	$36,120.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409767	$9,100	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409767. Member loan 409767 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	USAF	Debt-to-income ratio:	4.97%
Length of employment:	8 years 1 month	Location:	Mountain Home, MN

Home town:	Minneapolis
Current & past employers:	USAF, USAF
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to take all are credit cards with a balance on them that are now cut up and consolidate to one monthly payment.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,971.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Posting Report Supplement No. 228 dated May 28, 2009